                           SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
                                (Amendment No.)

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[ ]  Preliminary Proxy Statement
[ ]  Confidential, for Use of the Commission Only
     (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Section 240.14a-12

                             REHABCARE GROUP, INC.
               (Name of Registrant as Specified in Its Charter)

     (Name of Person Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:
     (2)  Aggregate number of securities to which transaction applies:
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
     (4)  Proposed maximum aggregate value of transaction:
     (5)  Total Fee paid:

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:
     (2)  Form, Schedule or Registration Statement No.:
     (3)  Filing Party:
     (4)  Date Filed:

                                                              [RehabCare logo]

                            7733 FORSYTH BOULEVARD
                                  SUITE 2300
                           ST. LOUIS, MISSOURI 63105

                   NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                                 TO BE HELD ON
                                  MAY 1, 2007

Dear Stockholder:

The officers and directors of RehabCare Group, Inc. (the "Company") cordially invite you to attend the annual meeting of stockholders to be held at the Pierre Laclede Center, Second Floor, 7733 Forsyth Boulevard, St. Louis, Missouri 63105, on May 1, 2007, at 8:00 a.m., Central Daylight Savings Time, for the following purposes:

     1. To elect seven directors to hold office until the next annual meeting or until their successors shall have been duly elected or appointed and qualified;

     2. To ratify the appointment of KPMG LLP as the Company's independent registered accounting firm for the fiscal year ending December 31, 2007; and

     3. To transact any and all other business that may properly come before the annual meeting or any adjournment thereof.

The Board of Directors encourages you to vote FOR items 1 and 2. Only stockholders of record at the close of business on March 5, 2007, are entitled to notice of, and to vote at, the annual meeting or any adjournment thereof.

Your vote is important. You may vote by telephone, over the internet, or by dating, signing and returning the enclosed proxy card in the envelope provided so that your shares are represented. Voting by any other means will not affect your right to vote in person should you later decide to attend the annual meeting.

Sincerely,

David B. Groce,
Senior Vice President & General Counsel



March 27, 2007

                                                              [RehabCare logo]

                            7733 FORSYTH BOULEVARD
                                  SUITE 2300
                           ST. LOUIS, MISSOURI 63105

                                PROXY STATEMENT
                                      FOR
                        ANNUAL MEETING OF STOCKHOLDERS
                            TO BE HELD MAY 1, 2007

                               -----------------

                              GENERAL INFORMATION

                  This proxy statement is furnished to the stockholders of RehabCare Group, Inc. in connection with our solicitation of proxies for use at the annual meeting of stockholders to be held at the Pierre Laclede Center, 7733 Forsyth Boulevard, Second Floor, St. Louis, Missouri 63105, on May 1, 2007, at 8:00 a.m., local time, and at all adjournments thereof, for the purposes set forth in the preceding notice of annual meeting of stockholders.

                  This proxy statement, the notice of annual meeting and the accompanying proxy card were first mailed to our stockholders on or about March 27, 2007.

                  The proxy set forth on the accompanying proxy card is being solicited by our board of directors. All proxies will be voted in accordance with the instructions contained in the proxy. If no direction is specified in the proxy, executed proxies will be voted for the election of the seven directors nominated by our board of directors in Proposal I and in favor of the ratification of KPMG LLP as our independent registered public accounting firm in Proposal II. A proxy may be revoked at any time before it is voted by filing a written notice of revocation or a later-dated proxy card with our corporate secretary at our principal offices or by attending the annual meeting and voting the shares in person. Attendance alone at the annual meeting will not revoke a proxy. Proxy cards that are properly executed, timely received and not revoked will be voted in the manner indicated thereon at the annual meeting and any adjournment thereof.

                  We will bear the entire expense of soliciting proxies. Proxies initially will be solicited by mail. Our directors, executive officers and employees may also solicit proxies personally or by telephone or other means, but we will not compensate these persons for providing the solicitation services.

                  Only our stockholders of record at the close of business on March 5, 2007, are entitled to notice of, and to vote at, the annual meeting. On this date, there were 17,455,012 shares of our common stock, $0.01 par value, outstanding, including 311,270 shares of unvested restricted stock.

                  Each outstanding share of our common stock on the record date is entitled to one vote for each director to be elected at the annual meeting and one vote on each proposal presented at the annual meeting. Our stockholders do not have the right to cumulate votes in the election of directors. A majority of the outstanding shares of common stock present in person or by proxy will constitute a quorum at the annual meeting.

                  A plurality of the votes cast is required for the election of directors, which means that the nominees with the seven highest vote totals will be elected as our directors. As a result of the foregoing, a designation on the proxy that the stockholder is "withholding authority" for a nominee or nominees and broker "non-votes" do not have an effect on the results of the vote for the election of directors. A designation on the proxy that the stockholder is "withholding authority" to vote for a nominee or nominees will be counted, but broker "non-votes" will not be counted, for the purpose of determining the number of shares represented at the meeting for purposes of determining whether a quorum of shares is present. A broker "non-vote" occurs when a nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that item and has not received instructions from the beneficial owner.

                  The ratification of the appointment of KPMG LLP as our independent registered public accounting firm requires the affirmative vote of a majority of the votes cast on the proposal. An abstention will be counted as a vote cast and will have the effect of a vote cast against the proposal. A broker non-vote will have no effect on the proposal to ratify KPMG LLP as our auditors.

                VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

                  The following entities are known to our management to be the beneficial owners of 5% or more of our common stock as of March 5, 2007:

                                             NUMBER OF SHARES      PERCENT OF OUTSTANDING
NAME AND ADDRESS OF BENEFICIAL OWNER        BENEFICIALLY OWNED        COMMON STOCK(1)
------------------------------------        ------------------        ---------------

Snow Capital Management, L.P.(2)                1,808,215                 10.36%
    2100 Georgetowne Drive, Suite 400
    Sewickley, Pennsylvania 15143

Wells Fargo & Company(3)                        1,390,140                  7.96%
    420 Montgomery Street
    San Francisco, California  94104

FMR Corp.(4)                                    1,283,700                  7.35%
    82 Devonshire Street
    Boston, Massachusetts 02109

Kennedy Capital Management, Inc.(5)             1,060,936                  6.08%
    10829 Olive Boulevard
    St. Louis, Missouri 63141

Franklin Resources, Inc.(6)                       983,196                  5.63%
    One Franklin Parkway
    San Mateo, California 94403-1906

                                      3


Barclays Global Investors, NA(7)                  919,906                  5.27%
    45 Fremont Street
    San Francisco, California  94105


-----------------------

(1) The percentage calculations are based upon 17,455,012 shares of our common stock outstanding on March 5, 2007, including 311,270 shares of unvested restricted stock.

(2) The information provided is based on Amendment No. 3 to Schedule 13G, dated February 5, 2007, filed by Snow Capital Management, L.P., an investment adviser. Snow Capital Management, L.P. reported sole voting power with respect to 1,762,305 shares and sole dispositive power with respect to all 1,808,215 shares reported as beneficially owned.

(3) The information provided is based on Schedule 13G, dated January 24, 2007, filed by Wells Fargo & Company, a holding company, on behalf of Wells Capital Management Incorporated, Wells Fargo Funds Management, LLC, Peregrine Capital Management, Inc. and Wells Fargo Bank, National Association. Wells Fargo & Company reported sole voting power with respect to 1,313,865 shares and sole dispositive power with respect to 1,390,140 shares beneficially owned.

(4) The information provided is based on Amendment No. 14 to Schedule 13G, dated February 14, 2007, filed jointly by FMR Corp., a holding company, Edward C. Johnson 3rd, a principal stockholder and the chairman of FMR Corp and Fidelity Management & Research Company, a wholly-owned subsidiary of FMR Corp and an investment advisor. FMR Corp and Edward C. Johnson 3rd reported voting power with respect to none of the shares owned directly by the Fidelity Funds, which power resides with the Funds' Boards of Trustees. Each of FMR Corp. and Edward C. Johnson 3rd reported sole dispositive power with respect to all 1,283,700 shares reported as beneficially owned.

(5) The information provided is based on Schedule 13G, dated February 13, 2007, filed by Kennedy Capital Management, Inc., an investment adviser. Kennedy Capital Management, Inc. reported sole voting power with respect to 1,041,951 shares reported as beneficially owned and sole dispositive power with respect to all 1,060,936 shares reported as beneficially owned.

(6) The information provided is based on Amendment No. 2 to Schedule 13G, dated January 31, 2007, filed by Franklin Resources, Inc., a holding company, Charles B. Johnson, a control person, and Rupert H. Johnson, Jr., a control person. Franklin Resources, Inc., Charles B. Johnson and Rupert H. Johnson reported sole voting and dispositive power with respect to none of the shares reported as beneficially owned. The reporting person reported that its subsidiary, Franklin Templeton Portfolio Advisors, Inc., an investment adviser, had sole voting and dispositive power with respect to 613,796 of the shares reported as beneficially owned. The reporting person reported that its subsidiary, Franklin Advisers, Inc., an investment adviser, had sole voting power with respect to 360,100 shares and dispositive power with respect to 369,400 of the shares reported as beneficially owned.

                                      4


(7) The information provided is based on Schedule 13G, dated January 31, 2007, filed by Barclays Global Investors, NA,, a bank, on behalf of Barclays Global Fund Advisors, an investment advisor, Barclays Global Investors, Ltd, a bank, Barclays Global Investors Japan Trust and Banking Company Limited, a bank, and Barclays Global Investors Japan Limited, an investment advisor. The reporting person reported that Barclays Global Investors, NA, a bank, had sole voting power with respect to 337,786 shares and sole dispositive power with respect to 388,676 shares. The reporting person reported that Barclays Global Fund Advisors, an investment advisor, had sole voting and dispositive power with respect to 520,256 shares. The reporting person reported that Barclays Global Investors, Ltd, a bank, had sole voting and dispositive power with respect to 10,974 shares. The reporting person reported that Barclays Global Investors Japan Trust and Banking Company Limited, a bank, and Barclays Global Investors Japan Limited, an investment advisor, reported voting and dispositive power with respect to none of the shares.

            SECURITY OWNERSHIP BY DIRECTORS AND EXECUTIVE OFFICERS

                  The following table sets forth, as of March 5, 2007, the beneficial ownership of our common stock by each director and each executive officer named in the Summary Compensation Table, individually, and all directors and executive officers as a group:

                                            NUMBER OF SHARES         PERCENT OF OUTSTANDING
NAME OF BENEFICIAL OWNER                  BENEFICIALLY OWNED (1)(2)      COMMON STOCK(3)
------------------------                  ------------------             ---------------

Colleen Conway-Welch, Ph.D., R.N.               53,991                         (4)
Anthony S. Piszel, CPA                          20,000                         (4)
Suzan L. Rayner, M.D.                           20,000                         (4)
Harry E. Rich                                   13,500                         (4)
Larry Warren                                    20,000                         (4)
Theodore M. Wight                              110,030                         (4)
John H. Short, Ph.D.                           313,358                        1.77%
Tom E. Davis                                   218,112                        1.24%
Patricia M. Henry                              123,402                         (4)
Jay W. Shreiner                                 33,380                         (4)
David B. Groce                                  23,640                         (4)
All directors and executive officers
  as a group (12 persons)                      956,813                        5.26%

-------------------

(1) Except as otherwise noted, each individual has sole voting and investment power with respect to the shares listed beside his or her name.

(2)  Totals include 48,261, 15,000, 15,000, 7,500, 15,000, 94,730, 265,858,
     177,892, 97,373, 7,500, 2,500 and 750,364 shares subject to stock options owned by Dr. Conway-Welch, Mr. Piszel, Dr. Rayner, Mr. Rich, Mr. Warren, Mr. Wight, Dr. Short, Mr. Davis, Ms. Henry, Mr. Shreiner, and Mr. Groce, and all directors and executive officers as a group, respectively, that are either presently exercisable or exercisable within 60 days of March 5, 2007. Includes 669 shares allocated to Ms. Henry under our 401(k) plan. As to Mr. Davis, Ms. Henry, Mr. Shreiner, and Mr. Groce, the totals also include 16,230, 16,760, 16,420, and 11,940, respectively, shares of restricted stock granted to them on February 6, 2007.

                                      5


(3) Based upon 17,455,012 shares of our common stock outstanding as of March 5, 2007, and, for each director or executive officer or the group, the number of shares subject to options exercisable by such director or executive officer or the group within 60 days of March 5, 2007.

(4)  Less than one percent.

                                  PROPOSAL I.

                             ELECTION OF DIRECTORS

                  At the annual meeting, our stockholders will vote on the election of seven directors to serve a term of one year until the 2008 annual meeting or until their successors shall have been duly elected and qualified.

                  The persons named as proxies on the accompanying proxy card intend to vote all duly executed proxies received by our board of directors for the election of the seven directors listed below, except as otherwise directed by the stockholder on the proxy card. If for any reason any nominee becomes unavailable for election, which is not now anticipated, the persons named in the accompanying proxy card will vote for a substitute nominee as designated by our board of directors. The seven nominees receiving the highest number of votes will be elected as our directors. Each nominee currently serves as one of our directors.

                  Our board of directors recommends a vote "FOR" the election of each of the nominees.

                  The name, age, principal occupation or position, business experience and other directorships for each of the directors or nominees is set forth below. No family relationship exists between any of our directors or executive officers.

                  COLLEEN CONWAY-WELCH, PH.D., R.N., 62, has been a director since September 2000. Dr. Conway-Welch serves as the dean and a professor at Vanderbilt University's School of Nursing, where she has been employed since 1984. Dr. Conway-Welch also serves on the board of directors of Pinnacle Bank, Ardent Health Services and Caremark RX, Inc.

                  ANTHONY S. PISZEL, CPA, 52, has been a director since October 2005. Mr. Piszel has served, since November 2006, as Executive Vice President and Chief Financial Officer of Freddie Mac, a publicly traded company financier of home loans created by the U.S. Congress. Prior to joining Freddie Mac, Mr. Piszel served between August 2004 and November 2006 as Executive Vice President and Chief Financial Officer of HealthNet, Inc., a large publicly traded managed health care company. For more than five years prior to his employment with HealthNet, Mr. Piszel held several senior management positions at Prudential Insurance Company of America, including Senior Vice President and Controller for Prudential Financial, Inc.

                  SUZAN L. RAYNER, MD, MPH, 51, has been a director since July 2005. Dr. Rayner serves as the Executive Vice President Medical Affairs / Medical Director for Schwab Rehabilitation Hospital where she has been employed since 2000.

                  HARRY E. RICH, 67, has been a director since February 2006, and Chairman of the Board since August 1, 2006. Prior to his retirement, Mr. Rich served as the Chief Financial Officer for the St. Louis Public Schools from November 2003 to November 2005. Prior to that position, Mr. Rich served as Executive Vice President for Crown Capital Investment Advisors from August 2001 to October 2003. Mr.

Rich served as Executive Vice President and Chief Financial Officer of Brown Shoe Company, Inc. until his retirement in 2000. Mr. Rich also serves on the board of directors of Baker Footwear Group, Inc.

                  LARRY WARREN, 59, has been a director since October 2005. Prior to his retirement, Mr. Warren served as Chief Executive Officer of the University of Michigan Hospital where he was employed from 1986 to 2005. Since October 2006, Mr. Warren has been serving as the Interim Chief Executive Officer of Howard University Hospital in Washington, D.C.

                  THEODORE M. WIGHT, 64, has been a director since 1991. Prior to his retirement, Mr. Wight served as a general partner of the general partners of Walden Investors, a venture capital company, and Pacific Northwest Partners SBIC, L.P., a venture capital company. In June 2004, Pacific Northwest Partners SBIC, L.P., entered into a consent judgment whereby the United States Small Business Administration was appointed as receiver of that company for the purpose of marshalling and liquidating all of its assets.

                  JOHN H. SHORT, PH.D., 62, has been our President and Chief Executive Officer since May 2004 having served as our Interim President and Chief Executive Officer since June 2003 and a director of the Company since 1991. Prior to joining the Company, for in excess of five years, Dr. Short was the Managing Partner of Phase 2 Consulting, LLC, a management and economic consulting firm for the healthcare industry.

                       BOARD OF DIRECTORS AND COMMITTEES

BOARD STRUCTURE AND MEETINGS

                  During the year ended December 31, 2006, our board of directors held eight meetings, four of which were telephonic meetings. Each director attended not less than 75% of the meetings of our board of directors and committees of which such director was a member during 2006. It is our policy to strongly encourage the members of our board of directors to attend the annual meeting of stockholders. At the last annual meeting, all of the then current directors were in attendance.

                  Our board of directors has standing Audit, Compensation and Nominating/Corporate Governance, and Compliance Committees. Each of the committees of our board of directors is comprised of independent directors. Our board of directors has adopted a written charter for each of these committees. The full text of each charter and our corporate governance guidelines are available on our website located at www.rehabcare.com under the "For Our Investors" section and are available in print to any shareholder who requests them. In compliance with the New York Stock Exchange Corporate Governance Standards, our board of directors holds regularly scheduled executive sessions without management. Our independent non-employee chairman, Mr. Rich, presides at all executive sessions of the board of directors.

DIRECTOR INDEPENDENCE

                  It is critical that the board reflect a substantial degree of independence from management, both in fact and in appearance. Accordingly, while the board will determine, from time to time, the number of employee directors that will be permitted, a substantial majority of the board will remain independent directors. Under no circumstances will the proportion of employee directors exceed one-third of the entire board membership. In addition, the board operates under the direction of an independent, non-executive chairman of the board. For a director to be considered independent, the board must determine that the director does not have any direct or indirect material relationship with the Company. The board has established corporate governance guidelines to assist it in determining director independence, which conform to the independence requirements in the New York Stock Exchange listing rules. The portion of the guidelines that relates to director independence is set forth below. The board has determined that Dr. Conway-Welch, Mr. Piszel, Dr. Rayner, Mr. Rich, Mr. Warren and Mr. Wight satisfy the New York Stock Exchange's independence requirements and our independence guidelines. In making the independence determinations, the board of directors reviewed all of our directors' relationships with the Company including a review of the responses of the directors to questions regarding employment, business, familial, compensation and other relationships with the Company and its management.

                  In addition to applying the Company's corporate governance guidelines, the board will consider all relevant facts and circumstances in making an independence determination, and not merely from the standpoint of the director, but also from that of persons or organizations with which the director has an affiliation. Independence depends not only on the personal, employment and business relationships of each director, but also upon the board's overall relationship with, and attitude towards, management. Providing objective, independent judgment is at the core of the board's oversight responsibilities. The board and each outside director will reflect this independence.

                  Under the guidelines, an independent director is a member of the board of directors of the Company who:

              o Is not receiving, and has not received, for the three years prior to the date of determination, more than $100,000 per year in direct compensation from the Company, other than director and committee fees and receipt of fixed amounts of compensation under a retirement plan (including deferred compensation) for prior service to the Company (provided that such compensation is not contingent in any way on continued service) and has no immediate family member who is receiving or has received such compensation either currently or during such three-year period;

              o Is not, and has not been, for the three years prior to the date of determination, an employee of the Company and has no immediate family member who is or has been, for the three years prior to the date of determination, an executive officer of the Company;

              o Is not, and has not been, affiliated with or employed by the present or a former internal or external auditor of the Company, and has no immediate family member who is, or has been, affiliated with or employed in a professional capacity by the present or a former internal or external auditor of the Company, unless, in each case, it has been more than three years since the affiliation, employment or the auditing relationship ended;

              o Is not, and has not been (and has no immediate family member who is or has been), for the three years prior to the date of determination, part of an interlocking directorship in which an executive officer of the Company serves on the compensation committee of the company that concurrently employed the director (or immediate family member) as an executive officer;

              o Is not an executive officer or an employee (and has no immediate family member who is an executive officer) of another company that presently, or at any time within the three years prior to the date of determination, makes payments to, or receives payments from, the Company for property or services in an amount which, in any single fiscal year, exceeds the greater of $1 million, or 2% of such other company's consolidated gross revenues; and

              o The board of directors has affirmatively determined has no other material commercial, industrial, banking, consulting, legal, accounting, charitable or familial relationship with the Company, either individually or as a partner, stockholder or officer of an organization or entity having such a relationship with the Company, which relationship would adversely impact the director's independence in connection with the Company.

                  For the purpose of determining independence under the foregoing principles, "immediate family member" means a director's spouse, parents, children, siblings, mothers- and fathers-in-law, sons- and daughters-in-law, brothers- and sisters-in-law and anyone who shares the director's home. The committee may conclude that a director is independent if the disqualifying issue relates to an immediate family member who is no longer an immediate family member as a result of legal separation or divorce or if the relevant immediate family member has died or become incapacitated. References to any company include any parent or subsidiary in a consolidated group with the company.

                  It is a responsibility of the board to regularly assess each director's independence and to take appropriate actions in any instance in which the requisite independence has been compromised.

AUDIT COMMITTEE

                  Messrs. Piszel (Chair), Rich and Wight comprise the Audit Committee. The Audit Committee met ten times during 2006. Six of the meetings were conducted by telephone. Mr. Piszel and Mr. Rich joined the Audit Committee upon their election to the board in October 2005 and February 2006, respectively. Mr. Wight joined the Audit Committee in August 2006. Our former director, William G. Anderson, and our current director, Dr. Conway-Welch, also served on the Audit Committee during 2006. The duties of the Audit Committee include but are not limited to:

                  o recommending to the board of directors a public accounting firm to be placed in nomination for stockholder ratification as our independent auditors and compensating and terminating the independent auditors as deemed necessary;

                  o meeting periodically with our independent auditors and financial management to review the scope of the duties of the proposed auditors for the then-current year, the proposed audit fees and the audit procedures to be utilized, reviewing the audit and eliciting the judgment of the independent auditors regarding the quality of the accounting principles applied to our financial statements; and

                  o evaluating on an annual basis the qualifications, performance and independence of the independent auditors, based on the committee's review of the independent auditors' report and the performance of the independent auditors throughout the year.

                  Each member of the Audit Committee meets the independence requirements of the New York Stock Exchange. Each member of our Audit Committee is financially literate, knowledgeable and qualified to review financial statements. Our board has designated Anthony S. Piszel as our "audit committee financial expert."

COMPENSATION AND NOMINATING/CORPORATE GOVERNANCE COMMITTEE

                  The members of the Compensation and Nominating/Corporate Governance Committee are Messrs. Wight (Chair), Rich, and Warren. Mr. Rich joined the committee in February 2006 when he joined the board. Our former director, Mr. Trusheim, also served on the committee during 2006. Each member of the Compensation and Nominating/Corporate Governance Committee meets the independence requirements of the New York Stock Exchange. The Compensation and Nominating/Corporate Governance Committee met five times during 2006. Two of the meetings were conducted by telephone. The duties of the Compensation and Nominating/Corporate Governance Committee include but are not limited to:

     o reviewing and approving our company's compensation philosophy, compensation programs, including base salary, annual and long-term incentives, employment agreements, change in control agreements, severance agreements, and other benefits and perquisites;

     o reviewing and approving our company's comparator compensation group used for purposes of benchmarking the compensation levels of the CEO and other executive officers;

     o reviewing market data to assess the competitiveness of our compensation programs for the CEO and other executive officers;

     o reviewing and determining our CEO's compensation, including base salary and long and short-term incentives, based on its evaluation of our CEO's performance and taking into account our company's performance, relative shareholder return, and market and benchmark data;

     o reviewing and determining the short-term and long-term goals and objectives of our compensation programs;

     o reviewing and approving or modifying our CEO's recommendations regarding base salary, short-term and long-term incentives, and other components of compensation to other executive officers;

     o reviewing and recommending to our board of directors policies concerning compensation, both cash and equity, payable to directors based on, among other things, the needs of the Company, the skills and experience of the directors, the need to recruit and retain new directors, and benchmark and market data;

     o reviewing and approving or rejecting proposed transactions between our company and related parties in terms of the fairness, reasonableness, and avoidance of appearance of impropriety or conflict of interest relative to such proposed transactions;

     o overseeing the search for qualified individuals to be nominated to the board of directors and recommending such individuals to the board;

     o reviewing and recommending changes to the committee structure of the board, including the memberships of the committees; and

     o developing, recommending and reviewing all corporate governance guidelines.

                  The Compensation and Nominating/Corporate Governance Committee of our board of directors is responsible under its charter for identifying and selecting qualified candidates for election to the board of directors prior to each annual meeting of the stockholders. In addition, stockholders who wish to recommend a candidate for election to the board of directors may submit such recommendation to the chairman of the committee. Any recommendation must include the name, contact information, background, experience and other pertinent information on the proposed candidate and must be received by us within the time limits set forth herein under the title "Proposals of Stockholders" for consideration by the committee. In accordance with the committee's charter and our corporate governance guidelines, we are willing to consider candidates recommended by stockholders. In identifying and evaluating nominees for director, the committee considers each candidate's qualities, experience, background and skills, as well as other factors which the candidate may bring to the board of directors.

COMPLIANCE COMMITTEE

                  The Compliance Committee members are Dr. Conway-Welch (Chair), Dr. Rayner, and Mr. Warren. Mr. Warren joined the Compliance Committee in October 2006. Our former director, Mr. Anderson, also served on the Compliance Committee during 2006. The Compliance Committee oversees our compliance program and, among other things, is responsible for:

                 o reviewing and making recommendations as to our compliance policies and procedures;

                 o reviewing our processes for receiving, retaining, and appropriately dealing with compliance-related allegations and reports to help ensure the prompt initiation of corrective measures;

                 o overseeing the performance of our Chief Compliance Officer in terms of the management of the compliance program and its various activities and objectives;

                 o reviewing the results of periodic compliance audits and other monitoring procedures to help assure the integrity of our policies, procedures, and control systems; and

                 o making recommendations to our executive management as the Compliance Committee deems necessary to further the goals of the compliance program.

The Compliance Committee held four meetings during 2006, two of which were telephonic meetings.

MISCELLANEOUS

                  We have adopted a Code of Ethics for Senior Executive and Financial Officers and a Code of Business Conduct and Organizational Ethics for all directors and employees. These codes of ethics are posted on our website, www.rehabcare.com, under the "For Our Investors" section and are available in print to any shareholder who requests them.

                  We have established procedures for stockholders or other interested parties to communicate directly with our board of directors. Such parties can contact our board of directors by mail at: RehabCare Group, Inc.,
Attention: Harry Rich, Chairman of the Board, 7733 Forsyth Boulevard, Suite 2300, St. Louis, Missouri 63105. All communications made by this means will be received by the Chairman of the Board.

                            EXECUTIVE COMPENSATION

-------------------------------------------------------------------------------

      COMPENSATION AND NOMINATING/CORPORATE GOVERNANCE COMMITTEE REPORT
      -----------------------------------------------------------------


      The Compensation and Nominating/Corporate Governance Committee (the "Committee") met with management to review and discuss the following Compensation Discussion and Analysis. Based on such review and discussion, the Committee recommended to the Company's Board of Directors that the Compensation Discussion and Analysis be included in this proxy statement.

                                The Committee:
                                -------------

           Theodore M. Wight (Chairman), Harry E. Rich, Larry Warren

-------------------------------------------------------------------------------

COMPENSATION DISCUSSION AND ANALYSIS

                  Throughout this proxy statement, the following employees are referred to as named executive officers for 2006:

o  John Short                 President & Chief Executive Officer
o  Jay Shreiner               Senior Vice President & Chief Financial Officer
o  Patricia Henry             Executive Vice President
o  Tom Davis                  Executive Vice President
o  David Groce                Senior Vice President & General Counsel
o  Mark Bogovich              Interim Chief Financial Officer
                              (Mr. Bogovich resigned from the Company in February 2006)

                  The Committee has oversight responsibility for our compensation program. The compensation program is intended to provide fair, reasonable, and competitive compensation to the named executive officers, other corporate officers, and our employees generally. The following discussion provides detailed information regarding the compensation objectives and policies for our named executive officers and should be read in conjunction with the compensation tables and related narratives also contained in this proxy statement.

COMPENSATION PHILOSOPHY AND OVERVIEW

                  The compensation program for our named executive officers has been developed under the direction of the Committee to align the interests of our named executive officers with the interests of our stockholders. The Committee believes that compensation of the named executive officers should include both cash and stock-based compensation that focuses performance on established goals. The Committee's aim is to provide a competitive compensation program that will attract, retain, and reward executives who can assist the Company in achieving its business objectives of continued profitable growth and delivery of high quality services in an ever-changing and highly fragmented healthcare services industry. The compensation program for our named executive officers consists of base salary, short-term incentives, long-term incentives, tax deferred retirement savings, and various health and welfare benefit plans. Our named executive officers may, under certain circumstances, be entitled to additional compensation in the event of severance or a change in control of the Company.

                  In designing the compensation program, the Committee uses benchmarked data for each individual component of compensation (base salary, annual incentive, long-term incentive, severance, and change in control compensation) as an important factor considered in decisions as to the amount of each component to pay or make available to named executive officers. The Committee has independently engaged its own advisor, Frederic W. Cook & Co, Inc., with whom the Committee consults from time to time on matters pertaining to executive compensation, retention, and incentives. Decisions are based on factors such as market data provided by outside consultants, and the performance, experience, leadership skills, and specific responsibilities of each named executive officer. The Committee recognizes that in order to attract and retain certain executives, other factors such as competition and geographical location may also be considered in given situations.

                  The Committee desires total executive compensation with fixed and performance-based (short-term and long-term) components where approximately 75% is cash and 25% is equity. This approach seeks to minimize equity accounting expense and shareholder dilution.

                  No member of the Committee has ever been employed by the Company and no named executive officer of the Company has ever served on the board of directors or compensation committee of any other company which includes a member of our board of directors.

ROLE OF EXECUTIVE OFFICERS

                  Each year, the CEO reviews the performance of named executive officers (other than the CEO himself who is reviewed by the Committee) and makes recommendations to the Committee regarding salary adjustments and annual cash and stock-based award amounts. The CEO, with assistance from the Senior Vice President, Human Resources and the Chief Financial Officer, also makes recommendations to the Committee regarding annual performance measures, goals, and targets. We have engaged Hewitt Associates, LLC as our independent advisor on matters pertaining to executive compensation, retention, and incentives. The Committee may, in its discretion, adjust any recommendations made by the CEO.

                  The CFO verifies the actual business performance results against the goals of the Committee-approved incentive programs and, in turn, the CEO, makes recommendations to the Committee on award payouts for the named executive officers. Our Human Resources Department monitors the effectiveness of the executive compensation program in meeting its overall objectives by periodically reviewing market and benchmark data to assess the competitiveness of the program. All of this information is provided to and reviewed in detail with the Committee.

DISCUSSION OF 2006 EXECUTIVE COMPENSATION PROGRAM

                  In the fourth quarter of 2005, we faced certain recruitment and retention challenges, changes in our business portfolio, and a variety of complex external forces that bore on the Company's operations. In light of these dynamics and the organizational quest for profitable growth and quality, the Committee conducted a review of our executive compensation plans.

                  The Committee reviewed executive compensation against two comparator groups and sources of data. Two groups were utilized because no other public company exactly resembles our company in terms of operational focus, size, and geographical coverage. The first comparator group consisted of eighteen select, publicly held healthcare service companies with similar industry focus and size as our company. Named executive officer compensation information (base salary, annual incentive and long-term incentive data) was gathered from the proxy statements of those companies, which are listed below:

    Alliance Imaging, Inc                 Hooper Holmes, Inc.
    Allied Healthcare Products, Inc.      Horizon Healthcare Services, Inc.
    AMN Healthcare Services, Inc.         Labone, Inc.
    Cross Country Healthcare, Inc.        Matria Healthcare, Inc.
    Dendrite International, Inc.          NDC Health Corporation
    Eclipsys Corporation                  Option Care, Inc.
    Gentiva Health Services, Inc.         Per-Se Technologies, Inc.
    Healthextras, Inc.                    Rotech Healthcare, Inc.
    Trizetto Group, Inc.                  Ventiv Health, Inc.


                  The second comparator group consisted of one hundred
and ten companies that participate in Hewitt Associates' proprietary
Total Compensation Measurement(TM) database. This group included a mix of
------------------------------
public and private companies from several industry sectors (service, light manufacturing, and healthcare) with revenue, earnings, and market capitalization comparable to us. The median annual revenue for this group was $1.3 billion, while revenue ranged between $116 million to $3 billion. The data results were statistically regressed to reflect an organization comparable to the Company. Using this group of companies, total compensation information (base salary, target annual incentive, target total cash, long-term incentive, and target total compensation) was derived for four of the named executive officer positions.

                  After reviewing the comparator group data, the Committee authorized the following elements of executive compensation for named executive officers in 2006:

                  o  Base Salary
                  o  Short-Term Incentive
                  o  Long-Term Incentive
                  o  Severance
                  o  Change-In-Control Compensation
                  o  Key Management Physical Exam

The details of each of these components are discussed further below.

BASE SALARY

                  The Committee considers market data, the executive's qualifications and experience and industry knowledge, leadership and teamwork skills, and scope of responsibilities as factors in establishing base salaries for each named executive officer. Occasionally, the Committee may consider other factors such as competition and geographical location. Market data at the 50th percentile of the comparator groups is reviewed at least bi-annually to ensure that base salaries remain competitive. The 2005 review indicated that, generally, our named executive officers receive a fair, reasonable, and competitive base salary as compared with executive officers in the comparator groups.

                  The yearly base salary change for each named executive officer is determined after considering his or her duties and responsibilities, position relative to the market, the established merit budget increase for the year, and each executive's achievement of the prior year's business objectives. Performance reviews are typically completed in the first two months of each calendar year, with base salary adjustments effective as of March 1.

                  Based on the Committee's assessment of performance in 2005, the Committee approved salary increases of 4% for Dr. Short and Mr. Davis in 2006. Ms. Henry's salary was increased 12.2% after the Committee assessed the scope of her expanded responsibilities, her experience, her performance, and her leadership skills. Mr. Bogovich, who resigned from the Company in February 2006, did not receive a base salary adjustment. Mr. Groce's salary was increased 9.1% on December 1, 2006, his first employment anniversary date, after consideration of his performance and benchmark data for his position. Mr. Shreiner was hired in March 2006 and his base salary was not reviewed or adjusted during 2006.

ANNUAL INCENTIVE COMPENSATION OR STIP

                  The Committee has established an annual incentive plan which our company refers to as the Short-Term Incentive Plan or STIP. The STIP is designed to establish a link between our business results and executive cash awards; to drive performance and accountability; to provide competitive cash award opportunities; and to reward above-average performance with above-average total cash compensation. All named executive officers are eligible to participate in the STIP. A group of other employees are also eligible for STIP awards.

                  Award opportunities are weighted 80% on specified corporate financial objectives and 20% on individual goals, which are tied to the executive's business unit or functional area. The individual component by design provides for a discretionary award opportunity and is measured on such factors as providing executive leadership, managing within established budgets and, for certain positions, achieving margin objectives or managing our capital structure.

                  Each year the Committee selects financial performance measures and specific targets for our incentive plans. These goals are based on our strategic direction and plan. In the past, the Committee has set double-digit year-over-year growth objectives in both revenues and earnings per share. The Committee has and will consider the specific circumstances facing us during any coming year, including competition, general economic trends, and regulatory influences bearing on our performance. The amount of any award depends on whether we perform better, at, or worse than the target. We must achieve at least 85% of the target for any award associated with that target to be paid. For fiscal 2006, the 80% financial objective was allocated as follows: 48% was based on an adjusted earnings per share target of $1.206, and 32% was based on an adjusted revenue target of $634 million. These goals include revisions made during the year to reflect the impact of certain acquisitions completed by us during the year. Prior to adjustment for the impact of the acquisitions, the targets were $1.42 adjusted earnings per share and $515.6 million in revenues. The original earnings per share target was set after adjustment for the impact of certain non-operating and non-recurring items.

                  The Committee chose earnings per share and revenue as the financial performance targets because it believes those measures are the most important measures of growth and profitability, and create greatest alignment with the interests of our shareholders. Earnings per share is the portion of our net income allocated to each weighted average diluted share. Weighted average diluted shares are computed by determining the number of weighted average common shares outstanding and adding common stock equivalents for outstanding dilutive stock options and restricted shares. Revenue is the amount of money that is earned by our business activities and is represented by the operating revenue figure on our income statement.

                  In 2004, we exceeded the minimum payout threshold for both revenue and earnings per share. In 2005 and 2006, we exceeded the minimum payout threshold for revenue but not for earnings per share.

                  Each named executive officer could earn a target bonus based on a percentage of his or her salary. The percentage varied depending on his or her position as follows: 45% of base salary for Messrs. Davis, Shreiner, and Groce; 50% of base salary for Ms. Henry; and 60% of base salary for Dr. Short. (Mr. Bogovich's target was 45% but he became ineligible for an STIP bonus for 2006 when he resigned in February 2006.) The percentage of salary is determined in part based on market data and in part based on internal equity considerations. The exact amount earned by each named executive officer is determined by applying the achieved weighted performance factors to the individual's targeted percentage of salary.

                  For 2006, we did not achieve 85% of the earnings per share target and, as a result, no award has been approved based on that factor. We achieved 97.0% of the revenue target and, coupled with the attainment of individual performance goals for each named executive officer, the Committee approved the following cash awards: Dr. Short, $151,044. Mr. Shreiner, $53,940 (pro rated for a partial year); Mr. Davis, $69,757; Ms. Henry, $80,000; and Mr. Groce, $51,322. The cash awards will be paid in April 2007.

LONG-TERM INCENTIVE PLAN OR LTIP

TOTAL AWARD OPPORTUNITY

                  In order to motivate executives to focus on our long-term performance and to tie executive compensation to increases in stockholder value, the Committee has established a long-term incentive program, or LTIP. In the past, the LTIP primarily consisted of grants of stock options that vested over a period of years. In 2004, the Committee modified the program to include discretionary annual grants of stock options and a new cash component using a three-year performance cycle. At the same time, the number of options granted were gradually reduced to minimize the potential impact on shareholder dilution and the eventual planned adoption of SFAS 123R, which occurred on January 1, 2006.

                  In 2005, the LTIP included a cash component using a three year performance cycle, time-based options that would vest over a period of years, and performance-based options that would vest on the achievement of certain defined financial objectives.

                  In 2006, the Committee decided to discontinue annual stock option grants (both time-vested and performance-based), and it replaced the equity portion of the LTIP with restricted stock. A new cash component incentive plan (2006-2008 cycle) was also approved. The Committee believes this combination provides a stronger retention incentive and keeps senior executives focused on achieving our strategic objectives.

                  Each year, the Committee determines the target total LTIP award for each named executive officer based on a combination of that executive's contribution to our results, internal fairness considerations, and external market competitiveness. The total award opportunity, expressed as a percentage of base salary, varies by position, and the mix of award components (cash and equity), also varies by position.

                  For 2006-2008 cycle, the total LTIP opportunity for each named executive officer is noted below:

========================================================================================================
                                                              % OF TOTAL IN CASH      % OF TOTAL IN
                              TOTAL LTIP AWARD TARGET AS A      INCENTIVE PLAN            EQUITY
      NEO                           % OF BASE SALARY          (2006-2008 CYCLE)     (RESTRICTED STOCK)

--------------------------------------------------------------------------------------------------------
CEO--     Short                             75%                       100%                    0%
--------------------------------------------------------------------------------------------------------
CFO--     Shreiner                         100%                        25%                   75%
--------------------------------------------------------------------------------------------------------
EVP--     Davis                            100%                        25%                   75%
--------------------------------------------------------------------------------------------------------
EVP--     Henry                            125%                        40%                   60%
--------------------------------------------------------------------------------------------------------
SVP/GC--  Groce                             75%                        33%                   67%
--------------------------------------------------------------------------------------------------------

                  Dr. Short's entire award target is a cash opportunity of 75% of base salary because, in accordance with his employment agreement dated May 3, 2004 (and amended effective March 10, 2006), he is not eligible for an equity grant until 2008. (Dr. Short was granted an option to purchase 250,000 shares of our common stock at market price on the date of grant, May 3, 2004, when he became CEO.)

CASH INCENTIVE PLAN

                  For the cash-based portion of each annual LTIP award, the Committee selects financial performance measures and specific thresholds, targets, and maximum goals which we need to achieve during the three-year performance period. Payouts are made at the end of the cycle. For each of the cycles, if the threshold or minimum goal is achieved, 30% of the targeted payout will occur. If the targeted goal is achieved, 100% will be paid. If the maximum goal is achieved, 175% of the target will be paid.

                  For the 2004-2006 cycle which just ended, threshold, target, and maximum financial goals were established based on a 20% compound annual growth rate in earnings per share and revenue over the three-year period. The short-term incentive plan utilized the same measures to reinforce the strategy. Sixty percent of the performance award was weighted on the earnings per share factor and 40% on the revenue factor. For the 2004-2006 performance cycle, the threshold, target, and maximum goals were as follows:

2004-2006 PERFORMANCE CYCLE
============================================================================
                                 GOALS                        ACTUAL
                ----------------------------------------    PERFORMANCE
                   THRESHOLD     TARGET      MAXIMUM          ACHIEVED
----------------------------------------------------------------------------
EPS (60%)           $1.503       $1.800      $2.159           $0.422
----------------------------------------------------------------------------
REVENUE (40%)       $457M        $547M        $604M          $614.793M
----------------------------------------------------------------------------

                  While the earnings per share performance was below threshold, the revenue goal maximum was exceeded, resulting in a payout of 175% of target for the revenue portion. For the entire plan, participants earned 70% percent of their target awards. Named executive officers earned the following amounts: Dr. Short, $183,750; Mr. Davis, $52,780; and Ms. Henry, $44,520. These amounts will be paid in March 2007. None of our other current named executive officers were employed by our company at the beginning of the cycle.

                  For the 2005-2007 cycle, which will pay out in March 2008, the threshold, target, and maximum financial goals are as follows:

2005-2007 PERFORMANCE CYCLE
==========================================================================
                                               GOALS
                           -----------------------------------------------
                              THRESHOLD        TARGET         MAXIMUM
--------------------------------------------------------------------------
EPS (60%)                      $1.987          $2.379         $2.854
--------------------------------------------------------------------------
REVENUE (40%)                   $530M          $634M           $700M
--------------------------------------------------------------------------

                  For the 2006-2008 cycle, which will pay out in March 2009, the threshold, target and maximum financial goals are as follows:

2006-2008 PERFORMANCE CYCLE
==========================================================================
                                                  GOALS
                         -------------------------------------------------
                            THRESHOLD         TARGET             MAXIMUM
--------------------------------------------------------------------------
EPS (48%)                     $1.190          $1.494              $1.797
--------------------------------------------------------------------------
REVENUE (32%)                $550.3M          $690.9M            $761.7M
--------------------------------------------------------------------------
PERSONAL OBJECTIVES (20%)       1%             100%                100%
--------------------------------------------------------------------------

                  In the 2006-2008 cycle, cumulative performance of individual objectives are included in addition to the financial goals noted above. These objectives, similar to the short-term incentive plan, are weighted at 20% of the total cash award opportunity. Named executive officers can earn between 0% and 120% of their base salary depending on our actual performance and the respective payout opportunities of each of the named executive officers.

EQUITY PLAN

                  Although stock options are no longer granted as part of the LTIP, the Committee has given the CEO discretionary authority to grant newly-hired executives stock options to purchase up to 10,000 shares of common stock in keeping with the provisions of the Company's 2006 Equity Incentive Plan. Each such grant will have an exercise price equal to the closing price of the Company's shares on the date of grant. Such grants have a term of 10 years. The stock options vest at a rate of 25 percent per year over four years. The Committee has also given the CEO the alternative discretionary authority to grant newly-hired executives up to 5,000 shares of restricted stock.

                  During 2006, the Committee granted 30,000 stock options at $19.11 per share to Mr. Shreiner with a grant date of March 27, 2006, his date of hire.

                  Beginning in 2006, the Committee began granting restricted stock on a three year cliff vesting schedule. The Committee believes that cliff vested awards are more effective in retaining executives. Equity grants are typically approved at the Committee's February meeting with the grant date being the board's approval date. Awards are based on individual performance, company performance, and the base salary of each executive.

                  The Committee has never granted stock options with exercise prices that are less than the closing price of the Company's stock on the grant dates, nor has it granted equity-based awards which are priced on a date other than the grant date.

                  Vesting rights cease upon termination of employment except in the case of death, disability or retirement. Vested options may be exercised within 90 days after termination of employment or within 2 years after retirement, death or disability.

RETIREMENT PLANS

                  The named executive officers participate in a 401(k) savings plan which is made available to all employees on the same terms and conditions. The plan is a tax-qualified retirement savings plan under which the named executive officers, like all employees, can contribute on a pre-tax basis up to certain limits established by the Internal Revenue Service. We match 50%, up to the first 4%, of the employee's contribution. Our matching contributions are vested after one year of service. Each participant in the plan can choose from a range of investments offered by Schwab Managed Retirement Trust Funds.

DEFERRED COMPENSATION PLAN

                  The Company has a voluntary nonqualified deferred compensation program under which the named executive officers and other key executives may defer up to 70% of their annual base salary and up to 70% of their annual and long-term cash-based incentive awards. In addition, if any contributions are made to the qualified 401(k) savings plan that exceed the limitations established by the Internal Revenue Service, participants may have the excess deferred under the nonqualified deferred compensation plan. This plan is discussed in more detail under the narrative for the Nonqualified Deferred Compensation table.

                  In 2006, Mr. Davis was the only named executive officer who participated in the plan.

OTHER BENEFITS

                  Named executive officers and other senior executives are covered by the same health, life, and disability plans as our other employees generally. In addition, named executive officers are entitled to reimbursement for a comprehensive annual executive physical. To help them defray the cost of moving to their place of work, newly recruited out of town executives, like other employees, may be eligible for a pre-tax relocation benefit of between $25,000 and $100,000, depending on their positions in the Company and the anticipated actual cost to them of relocating. Our relocation policy requires that the relocation benefit be repaid on a sliding scale of between 100% and 33% by the executive if the executive voluntarily resigns within three years of commencement of employment.

PERQUISITES

                  We do not provide named executive officers, or other employees, with any perquisites (other than, in the case of certain senior executives, the annual executive physical). Mr. Davis receives a car allowance of $7,302 as a part of his original employment terms.

SEVERANCE AND CHANGE IN CONTROL COMPENSATION ARRANGEMENTS

                  During 2006, we entered into new executive severance and change-in-control agreements with a limited number of executives including the named executive officers. The Committee believes that such arrangements are essential to ensure that we have a competent executive team in place through periods of uncertainty and potential strategic change, and that such arrangements provide needed continuity and successful operation of our business. Through these arrangements, the Committee also sought to provide an incentive to newly recruited senior executives who, otherwise, would not join the organization without them.

                  The agreement with our CEO, Dr. Short, provides that upon termination of his employment by the Company without cause, or termination by Dr. Short for good reason (such as a material change in salary, responsibilities and authority, or place of work), severance benefits will include: 24 months of salary continuation, payment of his STIP award at target for the year of termination, vesting of any outstanding equity awards, and 24 months of continued health benefits. For termination upon or following a change in control, Dr. Short will receive a lump-sum payment of 2.99 times his then current annual base pay plus a prorated portion of his target bonus for the 5-year period prior to the year of termination, vesting of all outstanding equity awards, 24 months of continued health benefits, and 12 months of outplacement services.

                  The agreements for Mr. Shreiner, Mr. Davis, Ms. Henry, and Mr. Groce provide that, upon termination by the Company without cause, or termination by one of those executives for good reason (such as a material change in salary, responsibilities and authority, or place of work), severance benefits will include 12 months of salary continuation, payment of the STIP award at target for the year of termination, and 12 months of continued health benefits. For termination upon a change in control, they will receive a lump-sum payment of 1.5 times their then current annual base salary plus a STIP award at target for the year of termination, vesting all outstanding equity awards, 12 months of continued health benefits, and 12 months of outplacement services.

                  All of the named executive officers are also entitled to gross-up payments for any excise tax incurred by them under Section 280G of the Internal Revenue Code in connection with any severance or change in control compensation.

                  These agreements are described in more detail under the section entitled Potential Payments upon Termination or Change in Control.

EXECUTIVE STOCK OWNERSHIP GUIDELINES

                  We do not currently have a policy requiring named executive officers to own defined minimum levels of Company stock. The Committee intends to reconsider establishing such a requirement during its meetings in 2007.

COMPENSATION RECOVERY

                  The Company is subject to the provisions of Section 304 of the Sarbanes-Oxley Act of 2002 concerning executive disgorgement of certain compensation and profits in the event the Company's financial statements would have to be restated as a result of misconduct. The Company does not maintain any other policy on disgorgement.

SUMMARY COMPENSATION TABLE

                  The table below summarizes the total compensation paid to each of the named executive officers for the fiscal year ended December 31, 2006.

                                             SUMMARY COMPENSATION TABLE
---------------------------------------------------------------------------------------------------------------------
                                                                               CHANGE IN
                                                                             PENSION VALUE
                                                                                  AND
                                                                 NON-EQUITY   NONQUALIFIED
                                                                 INCENTIVE      DEFERRED
                                            STOCK     OPTION       PLAN       COMPENSATION    ALL OTHER
                YEAR     SALARY    BONUS     AWARDS    AWARDS   COMPENSATION    EARNINGS     COMPENSATION    TOTAL
                         ($) (1)    ($)     ($) (2)   ($) (3)     ($) (4)         ($)          ($) (5)        ($)
---------------------------------------------------------------------------------------------------------------------
JOHN SHORT,     2006    $573,813                      $334,950    $334,794                       $4,629    $1,248,186
CEO
---------------------------------------------------------------------------------------------------------------------
JAY SHREINER,   2006    $240,096            $46,151    $44,691     $53,940                       $1,100      $385,978
CFO
---------------------------------------------------------------------------------------------------------------------
MARK BOGOVICH,  2006     $52,654                                                                 $1,646       $54,300
INTERIM CFO
---------------------------------------------------------------------------------------------------------------------
TOM DAVIS,      2006    $323,597            $50,723    $70,281    $122,537                      $11,707      $578,845
EXECUTIVE VP
---------------------------------------------------------------------------------------------------------------------
PATRICIA        2006    $329,054            $48,515    $64,287    $124,520                       $6,729      $573,105
HENRY,
EXECUTIVE VP
---------------------------------------------------------------------------------------------------------------------
DAVID GROCE,    2006    $220,833            $23,701    $38,188     $51,322                       $3,667      $337,711
SENIOR VP
---------------------------------------------------------------------------------------------------------------------

(1) The amounts shown above reflect actual amounts received or deferred during 2006. Mr. Shreiner became employed by the Company on March 27, 2006. Mr. Bogovich voluntarily resigned from the Company effective February 10, 2006; $24,548 of his salary reflects a payout for his accrued but unused paid days off.

(2) Reflects the costs recognized for financial statement reporting purposes for the fiscal year ended December 31, 2006 in accordance with FAS 123(R), excluding estimated forfeitures. Costs may include amounts from awards granted prior to 2006. Assumptions used in the calculation of these amounts are included in Note 2 to our audited financial statements for the fiscal year ended December 31, 2006 included in the Company's Annual Report on Form 10-K filed with the Securities and Exchange Commission on March 14, 2007.

(3) Reflects the costs recognized for financial statement reporting purposes for the fiscal year ended December 31, 2006 in accordance with FAS 123(R), excluding estimated forfeitures. Costs may include amounts from awards granted prior to 2006. Mr. Bogovich forfeited options to purchase 12,410 shares when he resigned on February 10, 2006.

(4) Amounts in this column reflect the cash awards to the named executive officers under the short-term incentive plan (STIP) and the long-term incentive plan (LTIP) which are discussed in the Compensation Discussion and Analysis, and in the narrative to the Grant of Plan-Based Awards Table.

Name                 Short-Term Incentive Award         Long-Term Incentive Award (2004 -2006 plan)
----                 --------------------------         -------------------------------------------

John Short                    $151,044                                   $183,750

Jay Shreiner                  $ 53,940                                        N/A

Mark Bogovich                      N/A                                        N/A

Tom Davis                     $ 69,757                                    $52,780

Patricia Henry                $ 80,000                                    $44,520

David Groce                   $ 51,322                                        N/A

Mr. Davis deferred $42,176 of his 2006 STIP award.

(5) The amount included represents Company matching contributions under the 401(K) savings plan. Mr. Davis also received a car allowance of $7,302 and Ms. Henry was reimbursed $2,321 for personal travel expenses during the first two months of 2006.

                  The following table sets forth information concerning grants of plan-based awards earned for the fiscal year ended December 31, 2006 for the named executive officers:

                                                   GRANTS OF PLAN-BASED AWARDS
----------------------------------------------------------------------------------------------------------------------------------
                            ESTIMATED FUTURE PAYOUTS    ESTIMATED FUTURE PAYOUTS
                           UNDER NON-EQUITY INCENTIVE    UNDER EQUITY INCENTIVE
                                   PLAN AWARDS                PLAN AWARDS
                          ---------------------------  -------------------------
                                                                                  ALL OTHER   ALL OTHER
                                                                                    STOCK      OPTION
                                                                                   AWARDS:      AWARDS:
                                                                                  NUMBER OF   NUMBER OF   EXERCISE OR
                                                                                  SHARES OF   SECURITIES   BASE PRICE  GRANT DATE
                                                                                  STOCK OR    UNDERLYING   OF OPTION   FAIR VALUE
   NAME      GRANT DATE   THRESHOLD  TARGET   MAXIMUM  THRESHOLD TARGET  MAXIMUM    UNITS      OPTIONS      AWARDS     OF EQUITY
                             ($)    ($) (1)     ($)       (#)      (#)     (#)     (#) (2)     (#) (3)      ($/SH)       AWARDS
----------------------------------------------------------------------------------------------------------------------------------

           2/7/2006 (STIP)  $83,991  $347,069  $624,724
JOHN SHORT -----------------------------------------------------------------------------------------------------------------------

           2/7/2006 (LTIP) $100,950  $417,150  $667,440
----------------------------------------------------------------------------------------------------------------------------------

           3/27/2006 (STIP) $27,470  $113,511  $204,320
           -----------------------------------------------------------------------------------------------------------------------

JAY        3/27/2006 (LTIP) $18,301   $75,625  $121,000
SHREINER   -----------------------------------------------------------------------------------------------------------------------

              3/27/2006                                                              9,460          -             -      $180,781
           -----------------------------------------------------------------------------------------------------------------------

              3/27/2006                                                                  -     30,000        $19.11      $233,334
----------------------------------------------------------------------------------------------------------------------------------
MARK
BOGOVICH        N/A
----------------------------------------------------------------------------------------------------------------------------------

           2/7/2006 (STIP)  $35,524  $146,795  $264,231
           -----------------------------------------------------------------------------------------------------------------------

TOM DAVIS  2/7/2006 (LTIP)  $18,977   $78,416  $125,466
           -----------------------------------------------------------------------------------------------------------------------

              2/7/2006                                                               8,990          -             -      $169,641
----------------------------------------------------------------------------------------------------------------------------------

           2/7/2006 (STIP)  $40,741  $168,350  $303,030
           -----------------------------------------------------------------------------------------------------------------------

PAT HENRY  2/7/2006 (LTIP)  $36,300  $150,000  $240,000
           -----------------------------------------------------------------------------------------------------------------------

              2/7/2006                                                               8,600          -             -      $162,282
----------------------------------------------------------------------------------------------------------------------------------

           2/7/2006 (STIP)  $26,136  $108,000  $194,400
           -----------------------------------------------------------------------------------------------------------------------
DAVID
GROCE      2/7/2006 (LTIP)  $13,310   $55,000   $88,000
           -----------------------------------------------------------------------------------------------------------------------

              2/7/2006                                                               4,200          -             -       $79,254
----------------------------------------------------------------------------------------------------------------------------------

 (1) In February 2006, the Committee set the year's threshold, target, and maximum levels for each component of the financial performance goals with corresponding threshold, target, and maximum levels of payout based on the percentage of the goal achieved for both the short-term incentive plan (STIP) and the 3-year cash based long-term incentive plan (LTIP). For the 2006 STIP, if at least 85% of the targeted earnings per share goal were achieved, 30 percent of the target was to be paid. If 100% of the target earnings per share goal was achieved, 100% payout would have been made. A maximum of 200% of target would have been paid if 120% of the earnings per share goal was achieved. No payout was to be made if less than 85% of the targeted financial goal was achieved. With regard to the revenue target, if at least 85% of the targeted goal was achieved, 30% of the payout would have been made. If 100% of the goal was attained, 100% of the payout would have been made. The maximum payout of 200% would have been paid if 110% of the targeted revenue goal was achieved. For the 3 year (2006-2008) LTIP, payable in March 2009, if at least 80% of the targeted earnings per share goal is achieved, 30% of the target will be paid. If 100% of the target earnings per share goal is achieved, 100% payout will have been made. A maximum of 175% of target will be paid if 120% of the earnings per share goal was achieved. No payout is to be made if less than 80% of the targeted financial goal was achieved. With regard to the revenue target, if at least 80% of the targeted goal is achieved, 30% of the payout will be paid. If 100% of the goal is attained, 100% of the payout will be made. The maximum payout of 175% will be made if 110% of the targeted revenue goal is achieved.

(2) The stock awards presented in this column reflect the number of awards granted for each named executive officer pursuant to our LTIP. Such awards were granted under the Second Amended and Restated 1996 Long-Term Performance Plan.

(3) The Committee granted 30,000 nonqualified stock options at $19.11 per share to Mr. Shreiner with a grant date of March 27, 2006, his date of hire.

               The following table sets forth information concerning outstanding equity awards at December 31, 2006 for our named executive officers:

                                           OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END

----------------------------------------------------------------------------------------------------------------------------------
                                        OPTION AWARDS                                           STOCK AWARDS
                -------------------------------------------------------------  ---------------------------------------------------
                                                                                                                        EQUITY
                                                                                                                       INCENTIVE
                                                                                                         EQUITY       PLAN AWARDS:
                                             EQUITY                                                     INCENTIVE      MARKET OR
                                            INCENTIVE                                                  PLAN AWARDS:      PAYOUT
                                           PLAN AWARDS:                                     MARKET      NUMBER OF       VALUE OF
                 NUMBER OF     NUMBER OF    NUMBER OF                          NUMBER OF   VALUE OF     UNEARNED        UNEARNED
                SECURITIES    SECURITIES    SECURITIES                         SHARES OR   SHARES OR     SHARES,         SHARES,
                UNDERLYING    UNDERLYING    UNDERLYING                          UNITS OF    UNITS OF    UNITS, OR      UNITS, OR
                UNEXERCISED   UNEXERCISED   UNEXERCISED   OPTION     OPTION    STOCK THAT  STOCK THAT  OTHER RIGHTS   OTHER RIGHTS
                  OPTIONS       OPTIONS      UNEARNED    EXERCISE  EXPIRATION   HAVE NOT    HAVE NOT    THAT HAVE      THAT HAVE
    NAME        EXERCISABLE  UNEXERCISABLE   OPTIONS      PRICE       DATE       VESTED      VESTED     NOT VESTED     NOT VESTED
                     (#)          (#)        (#) (1)       ($)                    (#)         ($)        (#) (2)          ($)
----------------------------------------------------------------------------------------------------------------------------------
                     15,000                               $12.31    1/14/2008
                ------------------------------------------------------------------------------------------------------------------
                     30,000                               $10.22    1/26/2009
                ------------------------------------------------------------------------------------------------------------------
                     15,200                               $12.69    1/14/2010
                ------------------------------------------------------------------------------------------------------------------
 JOHN SHORT           4,861                               $39.50    1/14/2011
                ------------------------------------------------------------------------------------------------------------------
                      7,000                               $25.09    1/14/2012
                ------------------------------------------------------------------------------------------------------------------
                      6,300                               $18.93    1/16/2013
                ------------------------------------------------------------------------------------------------------------------
                    161,455                   88,545      $21.58     5/3/2014
----------------------------------------------------------------------------------------------------------------------------------
JAY SHREINER                                  30,000      $19.11    3/27/2016                              9,460       $140,481
----------------------------------------------------------------------------------------------------------------------------------
                     15,000                                $7.08     2/1/2007                              8,990       $133,502
                ------------------------------------------------------------------------------------------------------------------
                     39,208                                $9.38   12/15/2008
                ------------------------------------------------------------------------------------------------------------------
                     31,646                                $9.38   12/15/2008
                ------------------------------------------------------------------------------------------------------------------
                     40,000                                $9.22    6/30/2009
                ------------------------------------------------------------------------------------------------------------------
 TOM DAVIS           15,000                               $34.00    8/30/2010
                ------------------------------------------------------------------------------------------------------------------
                     20,000                               $22.15    8/28/2012
                ------------------------------------------------------------------------------------------------------------------
                     15,000                    5,000      $19.66   12/16/2013
                ------------------------------------------------------------------------------------------------------------------
                      5,020                               $23.09   10/26/2014
                ------------------------------------------------------------------------------------------------------------------
                     12,018                               $27.99     2/8/2015
                ------------------------------------------------------------------------------------------------------------------
                                              26,250      $27.99     2/8/2015
----------------------------------------------------------------------------------------------------------------------------------
                      8,000                               $34.00    8/30/2010                              8,600       $127,710
                ------------------------------------------------------------------------------------------------------------------
                     60,000                               $22.63     3/6/2012
                ------------------------------------------------------------------------------------------------------------------
 PAT  HENRY          15,000                    5,000      $19.66   12/16/2013
                ------------------------------------------------------------------------------------------------------------------
                      4,230                               $23.09   10/26/2014
                ------------------------------------------------------------------------------------------------------------------
                     10,143                               $27.99     2/8/2015
                ------------------------------------------------------------------------------------------------------------------
                                              22,142      $27.99     2/8/2015
----------------------------------------------------------------------------------------------------------------------------------
DAVID GROCE           2,500                    7,500      $20.25    12/1/2015                              4,200        $62,370
----------------------------------------------------------------------------------------------------------------------------------
MARK BOGOVICH
----------------------------------------------------------------------------------------------------------------------------------

(1) On May 3, 2004, Dr. Short was granted an award of 250,000 options. 12.5% of his options vested on November 3, 2004, and his remaining options vest at the rate of 2.1% per month for each month thereafter. On February 8, 2005, Mr. Davis and Ms. Henry were granted 26,250 and 22,142 options, respectively. These three-year cliff vesting options are subject to performance-based vesting conditions and will vest or not vest based on the attainment of performance standards for the 2005-2007 performance period. All of the remaining options listed in this column vest at the rate of 25% per year over the first four years of the award's ten-year term.

(2) All stock awards listed in this column vest on the third anniversary of the date of the award. Accordingly, Mr. Shreiner's stock award vests on March 27, 2009. All of the remaining stock awards listed in this column vest on February 7, 2009.

                               OPTION EXERCISES AND STOCK VESTED

------------------------------------------------------------------------------------------------

                                      OPTION AWARDS                     STOCK AWARDS
                            --------------------------------  ----------------------------------

                              NUMBER OF SHARES      VALUE                             VALUE
                                ACQUIRED ON      REALIZED ON    NUMBER OF SHARES   REALIZED ON
          NAME                    EXERCISE        EXERCISE    ACQUIRED ON VESTING    VESTING

                                    (#)              ($)             (#)               ($)
------------------------------------------------------------------------------------------------

JOHN SHORT                         15,000          $66,113
------------------------------------------------------------------------------------------------

JAY SHREINER
------------------------------------------------------------------------------------------------

MARK BOGOVICH                      10,000          $25,319
------------------------------------------------------------------------------------------------

TOM DAVIS
------------------------------------------------------------------------------------------------

PAT HENRY
------------------------------------------------------------------------------------------------

DAVID GROCE
------------------------------------------------------------------------------------------------


                                      PENSION BENEFITS

---------------------------------------------------------------------------------------------
                                                            PRESENT VALUE OF
                                         NUMBER OF YEARS      ACCUMULATED    PAYMENTS DURING
            NAME          PLAN NAME      CREDITED SERVICE        BENEFIT     LAST FISCAL YEAR

                                                (#)                ($)             ($)
---------------------------------------------------------------------------------------------

JOHN SHORT
---------------------------------------------------------------------------------------------

JAY SHREINER
---------------------------------------------------------------------------------------------

TOM DAVIS
---------------------------------------------------------------------------------------------

PATRICIA HENRY
---------------------------------------------------------------------------------------------

MARK BOGOVICH
---------------------------------------------------------------------------------------------

DAVID GROCE
---------------------------------------------------------------------------------------------

The Company does not offer any type of pension or qualified defined benefit retirement plan.

                  The following table sets forth information concerning contributions, earnings, and balances under our nonqualified deferred compensation plans for the named executive officers:

                                         NONQUALIFIED DEFERRED COMPENSATION

--------------------------------------------------------------------------------------------------------------------

                                BEGINNING     EXECUTIVE      REGISTRANT     AGGREGATE     AGGREGATE       AGGREGATE
                                BALANCE ON  CONTRIBUTIONS   CONTRIBUTIONS    EARNINGS    WITHDRAWALS/      BALANCE
             NAME                1/1/2006    IN LAST FY      IN LAST FY     IN LAST FY   DISTRIBUTIONS   AT LAST FYE

                                                 ($)             ($)           ($)            ($)            ($)
--------------------------------------------------------------------------------------------------------------------
 JOHN SHORT
--------------------------------------------------------------------------------------------------------------------
 JAY SHREINER
--------------------------------------------------------------------------------------------------------------------
 TOM DAVIS - TOTAL (1)           $616,011      $42,960           $851        $50,683         $0.00        $710,505
--------------------------------------------------------------------------------------------------------------------
 TOM DAVIS - SCHWAB (1)            $3,573      $42,960           $851         $6,745         $0.00         $54,129
--------------------------------------------------------------------------------------------------------------------
 TOM DAVIS - MERRILL LYNCH (1)   $612,438        $0.00          $0.00        $43,938         $0.00        $656,376
--------------------------------------------------------------------------------------------------------------------
 PATRICIA HENRY
--------------------------------------------------------------------------------------------------------------------
 MARK BOGOVICH
--------------------------------------------------------------------------------------------------------------------
 DAVID GROCE
--------------------------------------------------------------------------------------------------------------------

(1) In 2006, Mr. Davis was the only named executive officer that participated in the Company's nonqualified deferred compensation plan. His Schwab plan earnings of $6,745 attributed to participant's selected benchmark fund - Sound Shore Larger Cap Value Fund. His Merrill Lynch plan earnings of $43,938 are attributed to participant's selected benchmark funds ($20,971 in the CMA Money Market Fund, and $22,967 in the BlackRock S&P 500 Index fund accounting for 61% of the earnings and the BlackRock Small Cap Index Fund accounting for 39% of the earnings.) No contributions were attributed to a 401(k) refund. The participant contributions reported above are included in the salary compensation that was already reported in the summary compensation table. Only registrant contributions and aggregate earnings are additional compensation.

       The Company provides a voluntary nonqualified deferred compensation program under which the named executive officers and other key executives may defer up to 70% of their annual base salary and up to 70% of their annual and long-term cash-based incentive awards. In addition, if any contributions are made to the qualified 401(k) savings plan that exceed the limitations established by the Internal Revenue Service, participants may have the excess deferred under the nonqualified deferred compensation plan.

       Each year participants can elect to defer compensation in the plan that is administered for RehabCare Group, Inc. by Schwab Retirement Plan Services Inc. The plan closely reflects the same family of funds that are offered under the qualified 401(k) plan. Participants may elect to invest their money in one or more of the 10 mutual funds that are available under the plan, including RehabCare Group, Inc. Common Stock. Participants can also elect to change investment options or transfer existing funds at any time throughout the year. The plan does not offer a guaranteed rate of return fund election - but does provide a money market fund. Deferred compensation account balances appreciate or lose value based on how the selected funds perform. During the annual enrollment election process participants are provided the opportunity to elect distribution payouts for the covered compensation. The plan provides for payouts at a future date either while currently employed or upon termination from the Company. Participants can elect to receive either a lump sum payment or annual installments for up to ten (10) years.

       The current plan was adopted effective as of July 1, 2005 to comply with Sec 409(a) of the IRS tax code. A committee comprised of our CFO, Jay Shreiner, and other managers are responsible for administering the plan. The committee reviews each quarter the performance of the plan and information provided by Schwab Retirement Plan Services Inc. No changes have been made in the plan's investment options since the plan's inception.

       Prior to 2005, the Company offered a deferred compensation plan which was and continues to be administered by Merrill Lynch Trust Company. At that time the plan was restricted from future receipt of compensation and it is in the process of being phased out. The plan permitted employees at the Vice President level and above to defer no more than 100% of their annual base salary and no more than 100% of their annual and long-term cash-based incentive awards. In addition, if any contributions were made to the qualified RehabCare 401(k) Plan that exceeded the limitations established by the Internal Revenue Service, participants were permitted to have the excess deferred under the nonqualified plan. Each year participants could elect to defer compensation into the plan which was administered by Merrill Lynch Trust Company. Participants could elect to invest their money in one or more of the mutual funds that are available under the plan. Participants can also elect to change investment options or transfer existing funds at any time throughout the year. The plan does not offer

                                      25


       a guaranteed rate of return fund election - but does provide a money market fund. Deferred compensation account balances appreciate or lose value based on how the selected funds perform. During the annual enrollment election process participants were provided the opportunity to elect distribution payouts for the covered compensation. The plan provided for payouts at a future date either while currently employed or upon termination from the Company. Participants could elect to receive either lump sum payments or annual installments for up to ten
       (10) years.

                                  SEPARATION

                  The tables below reflect the amount of compensation that each named executive officer would be entitled to if the conditions to the entitlement to such compensation had been satisfied on December 31, 2006. The amounts payable to any named executive officer can only be determined at the time, and based on the actual facts and circumstances, of a given named executive officer's actual separation of employment from the Company. Mr. Bogovich voluntarily resigned from the Company in February 2006 and he was not covered by any termination compensation agreement.

-----------------------------------------------------------------------------------------
                                                   TERMINATION FOR GOOD REASON OR WITHOUT
NAME OF PARTICIPANT:  JOHN SHORT                                   CAUSE
-----------------------------------------------------------------------------------------

                                                      INVOLUNTARY             CHANGE IN
TYPE OF PAYMENT                                       TERMINATION              CONTROL
                                                          ($)                    ($)
-----------------------------------------------------------------------------------------
Salary Continuation                                    $1,156,976
-----------------------------------------------------------------------------------------
Annual Incentives                                        $347,069
-----------------------------------------------------------------------------------------
Performance Plan                                              n/a               $139,050
-----------------------------------------------------------------------------------------
Welfare Benefits                                           $6,144                 $6,144
-----------------------------------------------------------------------------------------
Outplacement                                              $12,000                $12,000
-----------------------------------------------------------------------------------------
Excise Tax & Gross-Up                                                         $1,635,706
-----------------------------------------------------------------------------------------
Severance Payments                                                            $3,114,365
-----------------------------------------------------------------------------------------
TOTAL                                                  $1,522,189             $4,907,265
-----------------------------------------------------------------------------------------

                  The Company currently has a termination compensation agreement with John Short, President & Chief Executive Officer. Under the agreement, upon termination of employment by Dr. Short for good reason or by the Company without cause prior to a change in control, the Company will continue for a period of 24 months after the termination date monthly payments to Dr. Short equal to one-twelfth of the sum of his then-current annual salary and his target bonus for the year in which the termination occurs. If Dr. Short's employment is terminated within two years after a change in control by the Company without cause or by Dr. Short for any reason, he will be entitled to a lump-sum cash payment equal to 2.99 times his then-current annual salary plus 2.99 times an amount determined by multiplying his then-current annual salary on the termination date by the greater of: (i) the average bonus percentage actually earned by Dr. Short for the five years (or such shorter period that Dr. Short was employed by the Company) prior to the change in control or (ii) his target bonus percentage for the year in which the change in control occurs. In addition, Dr. Short will also be entitled to receive an amount equal to his target bonus percentage for the year that the change in control occurs multiplied by his then-current annual salary on the termination date, prorated for the portion of the year during which he was employed by the Company.

                  With regards to outstanding (or unvested) long-term incentive awards made in 2006 - in the event of a change in control - all equity award restrictions lapse and become fully vested; and for the cash based plan, the award will be prorated to the date of change in control based on the target award opportunity of the incumbent using the greater of actual performance at the "change in control" date or target award level.

                  In any of the above-described terminations, Dr. Short will also be entitled to the continuation of his health and welfare benefits for up to two years after the date of termination. In the case of a pre-change in control termination, all stock-based awards that would have become exercisable within six months of the termination date will vest and become exercisable as of the termination date and shall remain exercisable in accordance with the original terms of the grant. In the case of a change in control, all unexpired stock-based awards will vest and become fully exercisable as of the date of the change in control and will remain exercisable in accordance with the original terms of the grant. Dr. Short will also be entitled to executive-level outplacement services by a vendor selected by the Company.

                  The agreement also contains non-compete and non-solicitation covenants that extend for one year after termination of his employment as well as confidentiality provisions protecting the confidential data and information of the Company.

                  If the value of the cash payments and the continuation or acceleration of benefits upon termination under any of the termination compensation agreements would subject the executive officer to the payment of a federal excise tax as "excess parachute payments," the Company will make an additional "gross-up" payment to cover the additional taxes owed by Dr. Short.

                  A change in control transaction is generally:

                  o an acquisition by any one person or group of 30% or more of our outstanding common stock;

                  o the replacement of a majority of our directors by one or more third parties under common control;

                  o stockholder approval of a reorganization, merger or consolidation that changes the stock ownership of 50% or more of the Company's outstanding voting stock or a majority of the Company's directors; or

                  o approval by the stockholders of a complete liquidation or dissolution of us or the sale of substantially all of our assets.

                  "Cause" generally means Dr. Short's failure to substantially perform his assigned duties or willful misconduct materially injurious to the Company. "Good reason" generally means the assignment of Dr. Short to lesser duties, a reduction in or cancellation of his salary, bonus, compensation or other benefit plans, his relocation to a new metropolitan area, or any breach of the agreement by the Company.

                                    SEPARATION

------------------------------------------------------------------------------------
                                                   TERMINATION FOR GOOD REASON OR
NAME OF PARTICIPANT:  JAY SHREINER                         WITHOUT CAUSE
------------------------------------------------------------------------------------

                                                    INVOLUNTARY        CHANGE IN
TYPE OF PAYMENT                                     TERMINATION         CONTROL
                                                        ($)               ($)
------------------------------------------------------------------------------------
Salary Continuation                                    $330,000
------------------------------------------------------------------------------------
Annual Incentives                                      $113,511
------------------------------------------------------------------------------------
Restricted Stock                                                       $140,481
------------------------------------------------------------------------------------
Performance Plan                                                       $ 25,208
------------------------------------------------------------------------------------
Welfare Benefits                                       $  6,210        $  9,315
------------------------------------------------------------------------------------
Outplacement                                           $ 12,000        $ 12,000
------------------------------------------------------------------------------------
Severance Payments                                                     $778,778
------------------------------------------------------------------------------------
TOTAL                                                  $461,721        $965,782
------------------------------------------------------------------------------------


                  Mr. Shreiner has a termination compensation agreement which, upon termination of employment by him for good reason or by the Company without cause prior to change in control, provides that the Company will continue for 12 months after the termination date monthly payments equal to one-twelfth of his then-current salary and target bonus for the year in which the termination occurs. If Mr. Shreiner's employment is terminated within two years after a change in control by him for good reason or by the Company without cause, he will be entitled to a lump-sum cash payment equal to 1.5 times his then current annual salary plus 1.5 times his target bonus in the year that the change in control occurs. In addition, Mr. Shreiner will also be entitled to receive an amount equal to his target bonus percentage for the year that the change in control occurs multiplied by his then-current annual salary on the termination date, prorated for the portion of the year during which he was employed by the Company.

                  With regards to outstanding (or unvested) long-term incentive awards made in 2006 - in the event of a change in control - all equity award restrictions lapse and become fully vested; and for the cash based plan, the award will be prorated to the date of change in control based on the target award opportunity of the incumbent using the greater of actual performance at the "change in control" date or target award level.

                  In any of the above-described pre-change in control terminations, Mr. Shreiner will also be entitled to the continuation of his health and welfare benefits for up to twelve months after the date of termination. In the case of a termination after a change in control transaction, Mr. Shreiner will be entitled to the continuation of his health and welfare benefits for up to eighteen months after the date of termination. In either case, Mr. Shreiner will be entitled to executive-level outplacement services by a vendor selected by the Company.

                  Mr. Shreiner's agreement also contains non-compete and non-solicitation covenants that extend for one year after termination of the executive officer's employment as well as confidentiality provisions protecting the confidential data and information of the Company.

                  If the value of the cash payments and the continuation or acceleration of benefits upon termination under any of the termination compensation agreements would subject Mr. Shreiner to the payment of a federal excise tax as "excess parachute payments," the Company will make an additional "gross-up" payment to cover the additional taxes owed by the officer.

                  A change in control transaction is generally:

                  o an acquisition by any one person or group of 30% or more of our outstanding common stock;

                  o the replacement of the majority of our directors by one or more third parties under common control;

                  o stockholder approval of a reorganization, merger or consolidation that changes the stock ownership of 50% or more of the Company's outstanding voting stock or a majority of the Company's directors; or

                  o approval by the stockholders of a complete liquidation or dissolution of us or the sale of substantially all of our assets.

                  "Cause" generally means Mr. Shreiner's failure to substantially perform his assigned duties or willful misconduct materially injurious to the Company. "Good reason" generally means the assignment of Mr. Shreiner to lesser duties, a reduction in or cancellation of his salary, bonus, compensation or other benefit plans, his relocation to a new metropolitan area, or any breach of the agreement by the Company.

                                   SEPARATION

----------------------------------------------------------------------------------
                                                   TERMINATION FOR GOOD REASON OR
NAME OF PARTICIPANT:  TOM DAVIS                             WITHOUT CAUSE
----------------------------------------------------------------------------------

                                                    INVOLUNTARY       CHANGE IN
TYPE OF PAYMENT                                     TERMINATION        CONTROL
                                                        ($)               ($)
----------------------------------------------------------------------------------
Salary Continuation                                    $326,211
----------------------------------------------------------------------------------
Annual Incentives                                      $146,795
----------------------------------------------------------------------------------
Restricted Stock                                                      $  133,502
----------------------------------------------------------------------------------
Performance Plan                                                      $   26,139
----------------------------------------------------------------------------------
Welfare Benefits                                       $  9,021       $   13,530
----------------------------------------------------------------------------------
Outplacement                                           $ 12,000       $   12,000
----------------------------------------------------------------------------------
Severance Payments                                                    $  856,305
----------------------------------------------------------------------------------
TOTAL                                                  $494,027       $1,041,476
----------------------------------------------------------------------------------

                  Mr. Davis has a termination compensation agreement which, upon termination of employment by him for good reason or by the Company without cause prior to change in control, provides that the Company will continue for 12 months after the termination date monthly payments equal to one-twelfth of his then-current salary and target bonus for the year in which the termination occurs. If Mr. Davis' employment is terminated within two years after a change in control by him for good reason or by the Company without cause, he will be entitled to a lump-sum cash payment equal to 1.5 times his then current annual salary plus 1.5 times his target bonus in the year that the change in control occurs. In addition, Mr. Davis will also be entitled to receive an amount equal to his target bonus percentage for the year that the change in control occurs multiplied by his then-current annual salary on the termination date, prorated for the portion of the year during which he was employed by the Company.

                  With regards to outstanding (or unvested) long-term incentive awards made in 2006 - in the event of a change in control - all equity award restrictions lapse and become fully vested; and for the cash based plan, the award will be prorated to the date of change in control based on the target award opportunity of the incumbent using the greater of actual performance at the "change in control" date or target award level.

                  In any of the above-described pre-change in control terminations, Mr. Davis will also be entitled to the continuation of his health and welfare benefits for up to twelve months after the date of termination. In the case of a termination after a change in control transaction, Mr. Davis will be entitled to the continuation of his health and welfare benefits for up to eighteen months after the date of termination. In either case, Mr. Davis will be entitled to executive-level outplacement services by a vendor selected by the Company.

                  Mr. Davis' agreement also contains non-compete and non-solicitation covenants that extend for one year after termination of the executive officer's employment as well as confidentiality provisions protecting the confidential data and information of the Company.

                  If the value of the cash payments and the continuation or acceleration of benefits upon termination under any of the termination compensation agreements would subject Mr. Davis to the payment of a federal excise tax as "excess parachute payments," the Company will make an additional "gross-up" payment to cover the additional taxes owed by the officer.

A change in control transaction is generally:

                  o an acquisition by any one person or group of 30% or more of our outstanding common stock;

                  o the replacement of the majority of our directors by one or more third parties under common control;

                  o stockholder approval of a reorganization, merger or consolidation that changes the stock ownership of 50% or more of the Company's outstanding voting stock or a majority of the Company's directors; or

                  o approval by the stockholders of a complete liquidation or dissolution of us or the sale of substantially all of our assets.

                  "Cause" generally means Mr. Davis' failure to substantially perform his assigned duties or willful misconduct materially injurious to the Company. "Good reason" generally means the assignment of Mr. Davis to lesser duties, a reduction in or cancellation of his salary, bonus, compensation or other benefit plans, his relocation to a new metropolitan area, or any breach of the agreement by the Company.

                                      SEPARATION

---------------------------------------------------------------------------------------
                                                 TERMINATION FOR GOOD REASON OR WITHOUT
NAME OF PARTICIPANT:  PAT HENRY                                  CAUSE
---------------------------------------------------------------------------------------

                                                    INVOLUNTARY         CHANGE IN
TYPE OF PAYMENT                                     TERMINATION          CONTROL
                                                        ($)                ($)
---------------------------------------------------------------------------------------
Salary Continuation                                    $336,700
---------------------------------------------------------------------------------------
Annual Incentives                                      $168,350
---------------------------------------------------------------------------------------
Restricted Stock                                                        $  127,710
---------------------------------------------------------------------------------------
Performance Plan                                                        $   50,000
---------------------------------------------------------------------------------------
Welfare Benefits                                       $  5,589         $    8,383
---------------------------------------------------------------------------------------
Outplacement                                           $ 12,000         $   12,000
---------------------------------------------------------------------------------------
Severance Payments                                                      $  925,925
---------------------------------------------------------------------------------------
TOTAL                                                  $522,639         $1,124,018
---------------------------------------------------------------------------------------

                  Ms. Henry has a termination compensation agreement which, upon termination of employment by her for good reason or by the Company without cause prior to change in control, provides that the Company will continue for 12 months after the termination date monthly payments equal to one-twelfth of the executive's then-current salary and target bonus for the year in which the termination occurs. If Ms. Henry's employment is terminated within two years after a change in control by her for good reason or by the Company without cause, she will be entitled to a lump-sum cash payment equal to 1.5 times her then current annual salary plus 1.5 times her target bonus in the year that the change in control occurs. In addition, Ms. Henry will also be entitled to receive an amount equal to her target bonus percentage for the year that the change in control occurs multiplied by her then-current annual salary on the termination date, prorated for the portion of the year during which she was employed by the Company.

                  With regards to outstanding (or unvested) long-term incentive awards made in 2006 - in the event of a change in control - all equity award restrictions lapse and become fully vested; and for the cash based plan, the award will be prorated to the date of change in control based on the target award opportunity of the incumbent using the greater of actual performance at the "change in control" date or target award level.

                  In any of the above-described pre-change in control terminations, Ms. Henry will also be entitled to the continuation of her health and welfare benefits for up to twelve months after the date of termination. In the case of a termination after a change in control transaction, Ms. Henry will be entitled to the continuation of her health and welfare benefits for up to eighteen months after the date of termination. In either case, Ms. Henry will be entitled to executive-level outplacement services by a vendor selected by the Company.

                  Ms. Henry's agreement also contains non-compete and non-solicitation covenants that extend for one year after termination of the executive officer's employment as well as confidentiality provisions protecting the confidential data and information of the Company.

                  If the value of the cash payments and the continuation or acceleration of benefits upon termination under any of the termination compensation agreements would subject Ms. Henry to the payment of a federal excise tax as "excess parachute payments," the Company will make an additional "gross-up" payment to cover the additional taxes owed by the officer.

                  A change in control transaction is generally:

                  o an acquisition by any one person or group of 30% or more of our outstanding common stock;

                  o the replacement of the majority of our directors by one or more third parties under common control;

                  o stockholder approval of a reorganization, merger or consolidation that changes the stock ownership of 50% or more of the Company's outstanding voting stock or a majority of the Company's directors; or

                  o approval by the stockholders of a complete liquidation or dissolution of us or the sale of substantially all of our assets.

                  "Cause" generally means Ms. Henry's failure to substantially perform her assigned duties or willful misconduct materially injurious to the Company. "Good reason" generally means the assignment of Ms. Henry to lesser duties, a reduction in or cancellation of her salary, bonus, compensation or other benefit plans, her relocation to a new metropolitan area, or any breach of the agreement by the Company.

                                      SEPARATION

---------------------------------------------------------------------------------------
                                                      TERMINATION FOR GOOD REASON OR
NAME OF PARTICIPANT:   DAVID GROCE                              WITHOUT CAUSE
---------------------------------------------------------------------------------------

                                                    INVOLUNTARY         CHANGE IN
                                                    TERMINATION          CONTROL
 TYPE OF PAYMENT                                        ($)                ($)
---------------------------------------------------------------------------------------
Salary Continuation                                    $240,000
---------------------------------------------------------------------------------------
Annual Incentives                                      $108,000
---------------------------------------------------------------------------------------
Restricted Stock                                                         $ 62,370
---------------------------------------------------------------------------------------
Performance Plan                                                         $ 18,333
---------------------------------------------------------------------------------------
Welfare Benefits                                       $  8,862          $ 13,293
---------------------------------------------------------------------------------------
Outplacement                                           $ 12,000          $ 12,000
---------------------------------------------------------------------------------------
Severance Payments                                                       $630,000
---------------------------------------------------------------------------------------
TOTAL                                                  $368,862          $735,996
---------------------------------------------------------------------------------------

                  Mr. Groce has a termination compensation agreement which, upon termination of employment by him for good reason or by the Company without cause prior to change in control, provides that the Company will continue for 12 months after the termination date monthly payments equal to one-twelfth of his then-current salary and target bonus for the year in which the termination occurs. If Mr. Groce's employment is terminated within two years after a change in control by the executive for good reason or by the Company without cause, he will be entitled to a lump-sum cash payment equal to
1.5 times his then-current annual salary plus 1.5 times his target bonus in the year that the change in control occurs. In addition, Mr. Groce will also be entitled to receive an amount equal to his target bonus percentage for the year that the change in control occurs multiplied by his then-current annual salary on the termination date, prorated for the portion of the year during which he was employed by the Company.

                  With regards to outstanding (or unvested) long-term incentive awards made in 2006 - in the event of a change in control - all equity award restrictions lapse and become fully vested; and for the cash based plan, the award will be prorated to the date of change in control based on the target award opportunity of the incumbent using the greater of actual performance at the "change in control" date or target award level.

                  In any of the above-described pre-change in control terminations, Mr. Groce will also be entitled to the continuation of his health and welfare benefits for up to twelve months after the date of termination. In the case of a termination after a change in control transaction, Mr. Groce will be entitled to the continuation of his health and welfare benefits for up to eighteen months after the date of termination. In either case, Mr. Groce will be entitled to executive-level outplacement services by a vendor selected by the Company.

                  Mr. Groce's agreement also contains non-compete and non-solicitation covenants that extend for one year after termination of the executive officer's employment as well as confidentiality provisions protecting the confidential data and information of the Company.

                  If the value of the cash payments and the continuation or acceleration of benefits upon termination under any of the termination compensation agreements would subject Mr. Groce to the payment of a federal excise tax as "excess parachute payments," the Company will make an additional "gross-up" payment to cover the additional taxes owed by the officer.

                  A change in control transaction is generally:

                  o an acquisition by any one person or group of 30% or more of our outstanding common stock;

                  o the replacement of the majority of our directors by one or more third parties under common control;

                  o stockholder approval of a reorganization, merger or consolidation that changes the stock ownership of 50% or more of the Company's outstanding voting stock or a majority of the Company's directors; or

                  o approval by the stockholders of a complete liquidation or dissolution of us or the sale of substantially all of our assets.

                  "Cause" generally means Mr. Groce's failure to substantially perform his assigned duties or willful misconduct materially injurious to the Company. "Good reason" generally means the assignment of Mr. Groce to lesser duties, a reduction in or cancellation of his salary, bonus, compensation or other benefit plans, his relocation to a new metropolitan area, or any breach of the agreement by the Company.

                                                      DIRECTOR COMPENSATION

----------------------------------------------------------------------------------------------------------------------------------
                                                                                       CHANGE IN PENSION
                                                                                           VALUE AND
                                FEES                                                      NONQUALIFIED
                              EARNED OR                                NON-EQUITY           DEFERRED
                               PAID IN     STOCK       OPTION        INCENTIVE PLAN       COMPENSATION    ALL OTHER
       NAME (1)                 CASH       AWARDS      AWARDS         COMPENSATION          EARNINGS    COMPENSATION     TOTAL
                               ($) (4)      ($)        ($) (5)             ($)                               ($)          ($)
----------------------------------------------------------------------------------------------------------------------------------
COLLEEN CONWAY-WELCH           $24,000                 $68,050                                                          $92,050
----------------------------------------------------------------------------------------------------------------------------------
ANTHONY S. PISZEL              $21,000                $114,225                                                         $135,225
----------------------------------------------------------------------------------------------------------------------------------
SUZAN L. RAYNER                $20,000                 $80,759                                                         $100,759
----------------------------------------------------------------------------------------------------------------------------------
HARRY E. RICH                  $23,000                 $69,126                                                          $92,126
----------------------------------------------------------------------------------------------------------------------------------
H. EDWIN TRUSHEIM (2)          $15,000                 $68,050                                                          $83,050
----------------------------------------------------------------------------------------------------------------------------------
LARRY WARREN                   $22,000                $114,225                                                         $136,225
----------------------------------------------------------------------------------------------------------------------------------
THEODORE M. WIGHT              $25,000                 $68,050                                                          $93,050
----------------------------------------------------------------------------------------------------------------------------------
WILLIAM G. ANDERSON (3)        $12,000                      $0                                                          $12,000
----------------------------------------------------------------------------------------------------------------------------------

         (1) The grant date fair value of option awards granted to directors in 2006 was as follows: Colleen Conway-Welch - $68,050; Anthony
               S. Piszel - $68,050; Suzan L. Rayner - $68,050; Harry E. Rich - $69,126; H. Edwin Trusheim - $108,448; Larry Warren - $68,050;
               Theodore Wight - $68,050; and William G. Anderson - $68,050.

         (2) Mr. Trusheim resigned effective August 1, 2006. On that date, he forfeited options to purchase a total of 4,000 shares.

         (3) Mr. Anderson resigned effective May 1, 2006. On that date, he forfeited options to purchase a total of 7,500 shares.

         (4) Cash Fee Payment Basis - Colleen Conway-Welch - 4 board meetings, 4 committee chair meetings; Anthony S. Piszel - 4 board meetings, 1 committee chair meeting; Suzan L. Rayner - 4 board meetings; Harry E. Rich - 4 board meetings and 3 site visits; H. Edwin Trusheim - 3 board meetings; Larry Warren - 4 board meetings, 2 site visits; Theodore Wight - 4 board meetings, 4 committee chair meetings, 1 site visit; and William
               G. Anderson - 2 board meetings; 2 committee chair meetings.

         (5) Reflects the costs recognized for financial statement reporting purposes for the fiscal year ended December 31, 2006 in accordance with FAS 123(R), excluding estimated forfeitures. Costs may include amounts from awards granted prior to 2006.

               We use a combination of cash and stock-based compensation to attract and retain qualified candidates to serve on our board. In setting director compensation, the Company considers the significant amount of time that directors expend in fulfilling their duties to the Company as well as the skills required by the Company for members of its board. Dr. Short, RehabCare Group, Inc.'s CEO is a member of the board of directors but he does not receive any compensation for serving on the Board. Similar to executive officers, directors are not subject to a minimum share ownership requirement. For a number of years, we utilized published proxy data for comparable sized companies that were headquartered in Saint Louis, Missouri as a key external benchmark consideration, since there are no other public companies that exactly resemble our company in terms of operational focus, size, and geographical coverage. Compensation levels have remained constant since 2003.

               For 2006, directors who were not also our employees were paid $5,000 for each meeting of the board of directors that he or she attended in person during 2006. The Chairperson of each standing committee of the board of directors was eligible to receive an additional $1,000 from the Company for each in-person meeting of these committees. We also reimbursed our directors for expenses incurred in connection with their attendance at board meetings.

               Each of the non-employee directors received annual stock option grants under the Second Amended and Restated 1996 Long-Term Performance Plan. In January 2006, we granted options to acquire 7,500 shares of our common stock at an exercise price of $18.73 per share, the fair market value of RehabCare Group, Inc.'s common stock on the date of grant, to each of Drs. Conway-Welch and Rayner, and Messrs, Piszel, Trusheim, Warren, Wight and Anderson. In addition, in March 2006, we granted options to acquire 4,000 shares of our common stock at an exercise price of $20.43 per share, the fair market value of our common stock on the date of grant, to Mr. Trusheim for his services as chairman of the board. In February

                                      34


               2006, we granted options to acquire 7,500 shares of our common stock at an exercise price of $18.87, the fair market value of our common stock on the date of grant, to Mr. Rich at his election to the board.

               In October of 2006, the board and the Company's management conferred with the Company's independent consultant, Hewitt Associates, as well as the Compensation and Nominating/Corporate Governance Committee's independent consultant, Frederic W. Cook, to help ensure that the level, structure, and amount of compensation paid to the Company's directors is fair, reasonable, and competitive. Director compensation and all relevant market and benchmark data was considered by the committee and then recommended for approval, modification, or rejection by the full board. Beginning in 2007, each non-executive director will receive an annual cash retainer of $40,000. In addition, each non-executive director will receive an annual grant of 5,000 shares of restricted stock as of January 15th (the same date used in prior years for awards of equity-based compensation to directors). The non-executive chairman of the board will receive an additional annual cash retainer of $40,000 for the additional time, effort, service, and assistance that such role entails. Likewise, the chair of the Audit Committee and the chair of the Compensation and Nominating/Corporate Governance Committee will receive an additional annual cash retainer of $15,000, and the Chair of the Compliance Committee will receive an additional annual cash retainer of $10,000, for the additional time, effort, service, and assistance that those roles entail.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

                  The Committee is also responsible for reviewing and approving or rejecting all proposed related party transactions. In doing so, the Committee is guided by the terms and provisions of our (i) Corporate Governance Guidelines, (ii) Code of Business Conduct and Organizational Ethics, (iii) Code of Conduct for Senior Executives and Financial Officers, and (iv) Compliance Plan. The Committee seeks to ensure that any transaction between the Company and a related party is made at arm's length, avoids even the appearance of any impropriety, and is commercially fair and reasonable to the Company.

                  On September 1, 2006, the Company and 55JS, Ltd., a company that is owned and controlled by the Company's CEO, Dr. Short, entered into a Non-Continuous Dry Lease Agreement relative to a Learjet 35 (the "Aircraft") owned by 55JS. Pursuant to the terms of the agreement, the Aircraft (without a flight crew) is made available by 55JS to us for private air transportation consistent with all requirements of the Federal Aviation Regulations. The agreement requires that we reimburse 55JS for all variable operating expenses incurred when the Aircraft is used on company business. The agreement provides that we shall reimburse 55JS for a pro rated share of the fixed ownership expenses of 55JS. The agreement further provides that, in no event, shall 55JS be entitled to total reimbursement in excess of an amount that equals the average market cost of three charter operators in the St. Louis region for the same type of aircraft based on the same number of flight hours. The agreement superseded a previous agreement that was in effect between the parties prior to September 1, 2006. In 2006, we paid 55JS $392,000 for use of the Aircraft consistent with the terms and conditions of the agreement.

                  Mary Wilkes, who lives in the same household as our CEO, Dr. Short, is Senior Managing Director of our Phase 2 Consulting, Inc. subsidiary. In such capacity, Ms. Wilkes is responsible for seeking new consulting engagements and working on such engagements. In 2006, Ms. Wilkes earned total compensation of $466,163.

                                 PROPOSAL II.

         RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC
                                ACCOUNTING FIRM

                  The Audit Committee has appointed KPMG LLP as our independent registered public accounting firm (independent auditors) for the fiscal year ended December 31, 2007 and the board of directors is asking for ratification of this appointment. Although we are not required to seek shareholder ratification of our independent registered public accounting firm because the Audit Committee is required under the Sarbanes-Oxley Act of 2002 and the related rules and regulations of the Securities and

Exchange Commission to have responsibility for the appointment of our independent auditors, this proposal is put before you in order to seek your views on this important corporate matter. If you do not ratify the appointment, the Audit Committee will take the matter under advisement. We anticipate that representatives of KPMG LLP will attend the annual meeting. Such representatives will have an opportunity to make a statement if they wish, and will be available to respond to appropriate questions.

                  The following table presents fees for professional audit services rendered by KPMG LLP for the audit of our annual financial statements, and fees billed for other services rendered by KPMG LLP for the fiscal years shown.

                                              FISCAL YEAR ENDED        FISCAL YEAR ENDED
                                              DECEMBER 31, 2006        DECEMBER 31, 2005
                                              -----------------        -----------------

     Audit Fees (1)...............               $  781,150              $  663,000
     Audit-Related Fees (2).......                  268,420                  46,900
     Tax Fees (3).................                   39,045                  71,283
     All Other Fees (4)...........                       --                      --
                                                 ==========              ==========
        Total.....................               $1,088,615              $  781,183


(1) Audit Fees consist of fees rendered for professional services rendered for the audit of our financial statements included in our Form 10-K during the years ended December 31, 2006 and 2005, review of our Form 10-Qs and services that are normally provided by KPMG LLP in connection with statutory and regulatory filings or engagement.

(2) Audit Related Fees consist of fees rendered for assurance and related services that are reasonably related to the performance of the audit or review of our financial statements and are not reported under "Audit Fees." This category includes fees related primarily to an audit of the employee benefit plans for 2006 and 2005 and due diligence procedures related to acquisitions.

(3) Tax Fees consist of fees rendered for professional services for federal and state tax compliance and tax consulting and advice. For 2006, all tax fees were paid for tax consulting and advisory services. For 2005 we paid $19,760 for tax compliance and preparation services and $51,523 for tax consulting and advisory services.

(4) All Other Fees consist of fees for products and services other than the services reported above.

                  Our Audit Committee has established a policy requiring the approval of all audit engagement fees and terms and the pre-approval of all non-audit services provided to us by KPMG LLP. The policy prohibits the Audit Committee from delegating to management the committee's responsibility to pre-approve permitted services of our independent auditor.

                  During 2006 and 2005, the Audit Committee pre-approved non-audit services related to tax compliance, consulting and advisory services and due diligence assistance on potential acquisitions. The Audit Committee pre-approved all of the fees for services covered under the captions "Audit Related Fees," "Tax Fees," and "All Other Fees" for fiscal years 2006 and 2005.

                  Prior to retaining KPMG LLP to provide any non-audit services, the Audit Committee considered whether KPMG LLP's provision of all these services was compatible with maintaining the independence of KPMG LLP and determined that the provision of these services would not interfere with KPMG LLP's independence.

                  The affirmative vote of a majority of the shares of our common stock voting in person or by proxy at the annual meeting is required to ratify the appointment of KPMG LLP as our independent registered public accounting firm for the fiscal year ended December 31, 2007.

                  Our board of directors recommends a vote "FOR" ratification of the appointment of KPMG LLP as our independent registered public accounting firm for the fiscal year ended December 31, 2007.

                         REPORT OF THE AUDIT COMMITTEE

DUTIES AND RESPONSIBILITIES

                  The primary function of the Audit Committee is oversight of our financial reporting process on behalf of our board of directors. The Company's management is responsible for the preparation, presentation and integrity of the Company's financial statements as well as the maintenance of appropriate accounting and financial reporting practices and policies and internal controls and procedures designed to provide reasonable assurances that the Company is in compliance with applicable accounting standards, laws and regulations. The Company's independent auditors, KPMG LLP, are responsible for planning and performing a proper audit of the Company's annual financial statements and performing reviews of the Company's quarterly financial statements prior to the filing of each of these reports with the Securities and Exchange Commission.

                  The officers and employees of the Company who are responsible for the financial management of the Company and the independent auditors have more time, knowledge and detailed information regarding the Company and its financial information than do the committee members. Consequently, in carrying out our responsibilities, the committee is not providing any expert or special assurances as to the Company's financial statements or any professional certification as to the independent auditors' work. Each member of the committee is entitled to rely on (i) the integrity of those persons and organizations within and outside the Company from which he or she receives information and (ii) the accuracy of the financial and other information provided to the committee by such persons and organizations, absent actual knowledge to the contrary (which shall be promptly reported to the board of directors).

                  In fulfilling its oversight responsibilities, the committee reviewed the audited financial statements and management's report on the effectiveness of our internal control over financial reporting in our Annual Report on Form 10-K with management. In connection with its review of the financial statements, the committee discussed with management the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments and the clarity of disclosures in the financial statements. Our independent auditors are responsible for expressing an opinion on the conformity of our audited financial statements to generally accepted accounting principles and on management's report on the effectiveness of our internal control over financial reporting. The Audit Committee has the sole authority and responsibility to select, appoint, evaluate and, where appropriate, replace the independent auditors. The Audit Committee also oversees the performance of the Company's internal audit function.

DISCLOSURE POLICY

                  We adopted a Corporate Disclosure Policy effective October 25, 2004, and we amended it on March 3, 2006. This policy covers all employees and board members of the Company as to completeness and accuracy of disclosures made in public filings and as required under Regulation Fair Disclosure.

CHARTER

                  The Audit Committee operates pursuant to a charter, which was approved and adopted by the board of directors first on May 10, 2000, and which was amended on August 27, 2003, July 27, 2004 and October 30, 2006. The charter and our performance are reassessed annually by our members. The Audit Committee charter, which is attached, can also be found on our website at www.rehabcare.com under the "For Our Investors" section, and is available to any shareholder who requests it.

INDEPENDENCE AND QUALIFICATION OF MEMBERS

                  Our board of directors has determined that each of the members of the Audit Committee is independent within the meaning of the listing standards of the New York Stock Exchange and the Securities Exchange Act of 1934, as amended, and that each of the committee members possesses the financial qualifications required of Audit Committee members under the Exchange Act. Our board has determined Anthony S. Piszel meets the Securities and Exchange Commission's requirements for, and has designated him as, Audit Committee financial expert.

INDEPENDENCE OF AUDITORS FROM MANAGEMENT

                  The committee meets with the independent auditors, with and without management present, to discuss the scope and plans for the audit, results of their examinations, their evaluations of our internal controls and the overall quality of our financial reporting. The committee reviewed with the independent auditors the acceptability of our accounting principles and such other matters as are required to be discussed with the committee under generally accepted auditing standards, including, but not limited to, those matters required to be discussed under SAS 61 (Codification of Statements on Auditing Standards). The committee has received from the independent auditors the written disclosure and the letter required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees). In connection with this disclosure, the committee has discussed with the independent auditors the auditors' independence from management and us.

                  We discussed with KPMG LLP their independence from the Company and management and considered the auditor's independence for all audit and non-audit services performed. We meet privately with the independent auditors, have the sole authority to retain and dismiss the independent auditors and periodically review their performance and independence from management. The independent auditors have unrestricted access and report directly to the committee. The Audit Committee has sole authority to approve all audit engagement fees and terms and pre-approve all non-audit services.

                  We have the authority to conduct any investigation we deem appropriate in fulfilling our responsibilities and have the ability to retain, at the Company's expense, any legal, accounting or other consultants we deem necessary in the performance of our duties without the prior approval of the full board of directors.

                  In reliance on the reviews and discussions referred to above, the Audit Committee recommended to our board of directors that the audited financial statements be included in the Annual Report on Form 10-K for the year ended December 31, 2006, for filing with the Securities and Exchange Commission.

ANNUAL EVALUATION OF MEMBERS

                  We annually evaluate the performance of the committee and its members and report our conclusions to the board of directors. No audit committee member serves on the audit committee of more than two other public companies.

                   AUDIT COMMITTEE OF THE BOARD OF DIRECTORS
            ANTHONY S. PISZEL, CPA  HARRY E. RICH  THEODORE M. WIGHT

                           PROPOSALS OF STOCKHOLDERS

                  Proposals of stockholders and nominations for directors intended to be presented at the 2008 annual meeting of stockholders must be received by our corporate secretary, 7733 Forsyth Boulevard, Suite 2300, St. Louis, Missouri 63105, by not later than November 28, 2007, for consideration for inclusion in the proxy statement and proxy card for that meeting. Upon receipt of any such proposal, we will determine whether or not to include such proposal in the proxy statement and proxy card in accordance with regulations governing the solicitation of proxies. Stockholder proposals and nominations for directors that do not appear in the proxy statement may be considered at the 2008 annual meeting of stockholders only if written notice of the proposal is received by us by not earlier than January 31, 2008 and not later than March 2, 2008.

            SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

                  Section 16(a) of the Securities Exchange Act of 1934, as amended, requires that our executive officers and directors, and persons who own more than 10% of our outstanding stock, file reports of ownership and changes in ownership with the Securities and Exchange Commission. Based solely on a review of the reports furnished to us and written representations from our directors and executive officers, we believe that our directors and executive officers complied with all applicable Section 16(a) filing requirements during the year ended December 31, 2006.

                                 ANNUAL REPORT

                  We have simultaneously mailed our annual report for the year ended December 31, 2006, to our stockholders. A copy of our Annual Report on Form 10-K for the year ended December 31, 2006, as filed with the Securities and Exchange Commission (excluding exhibits), may be obtained by any stockholder, without charge, upon making a written or telephone request to Betty Cammarata, Investor Relations, 7733 Forsyth Boulevard, Suite 2300, St. Louis, Missouri 63105, telephone 800-677-1238, or by accessing our Internet site at www.rehabcare.com and clicking on the "For Our Investors" section.

                           HOUSEHOLDING OF MATERIALS

                  In some instances, only one copy of this proxy is being delivered to multiple stockholders sharing an address, unless we have received instructions from one or more of the stockholders to continue to deliver multiple copies. We will deliver promptly upon oral or written request a separate copy of the proxy statement to any stockholder at your address. If you wish to receive a separate copy of the proxy statement, you may call us at 800-677-1238, or send a written request to Betty Cammarata, Investor Relations, RehabCare Group, Inc., 7733 Forsyth Boulevard, Suite 2300, St. Louis, Missouri 63105. If you have received only one copy of the proxy statement and wish to receive a separate copy for each stockholder in the future, you may call us at the telephone number or write us at the address listed above. Alternatively, stockholders sharing an address who now receive multiple copies of the proxy statement may request delivery of a single copy, also by calling us at the number or writing to us at the address listed above.

                                 OTHER MATTERS

                  As of the date of this proxy statement, our board of directors does not intend to present, nor has it been informed that other persons intend to present, any matters for action at the annual meeting other than those specifically referred to herein. If, however, any other matters should properly come before the annual meeting, it is the intention of the persons named as proxies to vote the shares represented by proxy cards granting such proxies discretionary authority to vote on such other matters in accordance with their judgment as to our best interest on such matters.

                                     David B. Groce,
                                     Senior Vice President, General Counsel &
                                     Corporate Secretary

March 27, 2007

                             REHABCARE GROUP, INC.

           CHARTER OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

PURPOSE

         The purpose of the Audit Committee (the "Committee") is to assist the Board of Directors of RehabCare Group, Inc. (the "Company") in its oversight of:

     o The integrity of the Company's financial statements, including monitoring the Company's financial reporting process and systems of internal controls regarding finance, legal accounting and regulatory compliance;

     o The Company's compliance with applicable legal and regulatory requirements with respect to financial reporting;

     o The qualifications and independence of the Company's independent auditors; and

     o The performance of the independent auditors and the Company's internal audit function.

         The Committee shall have the sole authority to retain and terminate the independent auditors of the Company and to approve any non-audit relationship with the independent auditors. The Committee has the authority to conduct any investigation it deems appropriate in fulfilling its responsibilities and has the ability to retain, at the Company's expense, any legal, accounting or other consultants or experts that it deems necessary in the performance of its duties.

         In addition, the Committee will prepare its report that is required by the rules and regulations of the Securities and Exchange Commission to be included in the Company's proxy statement for the annual meeting of stockholders and provide an avenue of communication among the independent auditors, the internal auditors, those responsible for the financial management of the Company and the Board of Directors.

COMPOSITION, QUALIFICATIONS AND MEETINGS

         Committee members shall satisfy the requirements of the New York Stock Exchange and the federal securities laws. The Committee shall be comprised of three or more directors as determined by the Board of Directors, each of whom shall be an "independent" director. An independent director is a member of the Board of Directors of the Company who:

     o The Board of Directors has affirmatively determined has no material commercial, industrial, banking, consulting, legal, accounting, charitable or familial relationship with the Company, either individually or as a partner, stockholder or officer of an organization or entity having such a relationship with the Company, which relationship would adversely impact the director's independence in connection with the Company;

     o Is not currently receiving, and has not received, during the three years prior to the date of determination, any direct compensation from the Company, other than director and committee fees and receipt of fixed amounts of compensation under a retirement plan (including deferred compensation) for prior service to the Company (provided that such compensation is not contingent in any way on continued service) and has no immediate family member who is receiving or has received such compensation either currently or during such three-year period;

     o Is not, and has not been, for the three years prior to the date of determination, an employee of the Company and has no immediate family member who is or has been, for the three years prior to the date of determination, an executive officer of the Company;

     o Is not, and has not been, affiliated with or employed by the present or a former internal or external auditor of the Company, and has no immediate family member who is, or has been, affiliated with or employed in a professional capacity by the present or a former internal or external auditor of the Company, unless, in each case, it has been more than three years since the affiliation, employment or the auditing relationship ended;

     o Is not, and has not been (and has no immediate family member who is or has been), for the three years prior to the date of determination, part of an interlocking directorship in which an executive officer of the Company serves on the compensation committee of the company that concurrently employed the director (or immediate family member) as an executive officer;

     o Is not an executive officer or an employee (and has no immediate family member who is an executive officer) of another company that presently, or at any time within the three years prior to the date of determination, makes payments to, or receives payments from, the Company for property or services in an amount which, in any single fiscal year, exceeds the greater of $1 million, or 2% of such other company's consolidated gross revenues; and

     o Is compensated by the Company solely with the directors' fees that are paid by the Company to each Committee member and, if applicable, fixed amounts of compensation under a retirement plan (including deferred compensation) for prior service to the Company (provided that such compensation is not contingent in any way on continued service).

         For the purpose of determining independence, "immediate family member" means such director's spouse, parents, children, siblings, mothers- and fathers-in-law, sons- and daughters-in-law, brothers- and sisters-in-law and anyone who shares the director's home. The Committee may determine a director to be independent if the disqualifying issue relates to an immediate family member who is no longer an immediate family member as a result of legal separation or divorce or if the relevant immediate family member has died or become incapacitated. References to any company include any parent or subsidiary in a consolidated group with the Company.

         Each director who serves on the Committee shall, in the judgment of the Board of Directors, have a basic understanding of finance and accounting and be able to read and understand financial statements, and at least one member shall be an "Audit Committee financial expert." A director shall be considered an Audit Committee financial expert if the director:

     o Has an understanding of financial statements and generally accepted accounting principles;

     o Has the ability to assess the general application of such principles in connection with the accounting for estimates, accruals and reserves;

     o Has experience preparing, or actively supervising others in, auditing, analyzing or evaluating financial statements with a breadth and level of complexity generally comparable to the breadth and complexity of issues that can reasonably be expected to arise in the Company's financial statements;

     o Has an understanding of internal controls and procedures for financial reporting; and

     o   Has an understanding of the functions of the Committee.

         The Board of Directors can determine that a person has acquired the above attributes through the person's education and the person's direct experience as, or experience actively supervising, a principal financial officer, principal accounting officer, controller, public accountant or auditor or another position with responsibility for the preparation, auditing or evaluation of financial statements.

         Committee members shall be appointed by the Board of Directors and shall serve until such member's successor is appointed and qualified or until such member's earlier resignation or removal. The members of the Committee may be removed, with or without cause, by a majority vote of the Board of Directors. A Committee member shall not concurrently serve on the audit committee of more than three public companies unless the Board of Directors
(1) determines that such concurrent service would not impair his or her ability to serve on the Company's Committee and (2) discloses its determination in the Company's annual proxy statement.

         The Committee shall meet at least four times annually, or more frequently as circumstances dictate. The Committee Chair shall approve an agenda in advance of each meeting. If a Committee Chair is not designated or present at a Committee meeting, the members of the Committee may designate a Chair by a majority vote of the Committee membership.

RESPONSIBILITIES AND DUTIES

         The primary function of the Committee is oversight, which recognizes that the Company's management is responsible for the preparation, presentation and integrity of the Company's financial statements as well as the maintenance of appropriate accounting and financial reporting practices and policies and internal controls and procedures designed to provide reasonable assurances that the Company is in compliance with applicable accounting standards, laws and regulations. The Committee also recognizes that the independent auditors are responsible for planning and performing a proper audit of the Company's annual financial statements and performing reviews of the Company's quarterly financial statements prior to the filing of each of these reports with the Securities and Exchange Commission.

         The Committee recognizes that the persons who are responsible for the financial management of the Company and the independent auditors have more time, knowledge and detailed information regarding the Company and its financial information than do the Committee members. Consequently, in carrying out its responsibilities, the Committee is not providing any expert or special assurances as to the Company's financial statements or any professional certification as to the independent auditors' work. Each member of the Committee is entitled to rely on (i) the integrity of those persons and organizations within and outside the Company from which he or she receives information and (ii) the accuracy of the financial and other information provided to the Committee by such persons and organizations, absent actual knowledge to the contrary (which shall be promptly reported to the Board of Directors).

         In carrying out its oversight responsibilities, the Committee shall:

     o On an annual basis, prior to the mailing of the proxy materials for the annual meeting of stockholders of the Company, recommend to the Board of Directors a public accounting firm to be placed before the stockholders for ratification as the Company's independent auditors for the ensuing year and set the compensation of, or terminate, the independent auditors as the Committee deems necessary. The independent auditors shall report directly to the Committee and the Committee shall be directly responsible for oversight of the independent auditors, including the resolution of any disagreements between the independent auditors and those persons responsible for the financial management of the Company. The Committee shall have the sole authority to (1) approve all audit engagement fees and terms and (2) pre-approve all non-audit services;

     o Engage counsel and other consultants and advisors that it deems necessary to advise the Committee on any matter within the scope of the Committee's duties, and cause the Company to pay such counsel, consultants and advisors. The Committee has the authority to procure these outside services and provide for their compensation without the prior approval of the Board of Directors;

     o Meet with the independent auditors and management of the Company to review the scope of the proposed audit for the then-current year, the proposed audit fees and the audit procedures to be utilized, and at the conclusion of the audit, review the audit, including any comments or recommendations of the independent auditors, and elicit the judgment of the independent auditors regarding the quality of the accounting principles applied to the Company's financial statements;

     o Review the annual audited and quarterly financial statements with management of the Company and the independent auditors, including the disclosures in the Management's Discussion and Analysis section of the Form 10-K or Form 10-Q. In conjunction with such annual or quarterly review, the Committee shall review:

          o Major issues regarding accounting principles and financial statement presentation, including any significant changes in the Company's selection or application of accounting principles and major issues as to the adequacy and effectiveness of internal controls and any special audit actions taken in light of major internal control deficiencies;

          o Analyses prepared by management and/or the independent auditors setting forth significant financial reporting issues and judgments made in connection with the preparation of the financial statements, including an analysis of the effects of alternative methods of generally accepted accounting principles on the financial statements; and

          o The effect of regulatory and accounting initiatives, as well as off-balance sheet structures, on financial statements.

          o Significant transactions not a normal part of the Company's operations.

          o Significant issues concerning litigation, contingencies, claims or assessments and all material accounting issues that require disclosure in the financial statements.

          o The yearly report prepared by management, and attested to by the independent auditors, assessing the effectiveness of internal controls over financial reporting and stating management's responsibility for establishing and maintaining adequate internal control over financial reporting prior to its inclusion in the Company's Annual report on Form 10-K.

          o Reports from the Company's independent auditors, management and internal auditing department to assess the impact on the Company of significant accounting or financial reporting developments that may have a bearing on the Company.

          o Instances where management has obtained "second opinions" on the independent audit or on accounting and financial reporting policies from other certified public accountants or other financial accounting advisors that must be reported under applicable disclosure rules.

     o Discuss the type of information to be disclosed in earnings press releases, earnings guidance and other financial presentations that are to be provided to analysts, rating agencies and the general public, paying particular attention to the use of "pro forma" or "as adjusted" financial disclosures that are not determined in accordance with generally accepted accounting principles;

     o Discuss the Company's financial risk exposures, the steps management of the Company has taken to monitor and control such exposures and the Company's guidelines and policies regarding risk assessment and management;

     o Review the Company's policies relating to the ethical handling of conflicts of interest and review past or proposed transactions between the Company and members of management as well as policies and procedures with respect to officers' expense accounts and perquisites, including the use of corporate assets. The Committee shall consider the results of any review of these policies and procedures by the Company's independent auditors.

     o Provide the opportunity for management of the Company, the internal auditors and the independent auditors to meet separately with the Committee. The items to be discussed at the meeting with the independent auditor should include any difficulties encountered in the course of the audit work, any restrictions placed on the scope of the independent auditors' activities and access to information, any disagreements with management and the evaluation by the internal auditors of the Company's financial, accounting and internal auditing personnel and the cooperation that the independent auditors received from such personnel during the course of the audit. The Committee may also review:

          o Any accounting adjustments that were noted by the independent auditors but "passed" (as immaterial or otherwise);

          o Any communications between the independent auditors' on-site team and the independent auditors' national offices about auditing or accounting issues raised in the course of the audit of the Company's financial statements; or

          o The quality of the Company's financial and accounting personnel and any recommendations that the independent auditors may have (which discussion may cover, among other topics, improving internal financial controls, controls over accounting and financial compliance, the selection of accounting principles and management reporting systems.)

          o Any management letter issued, or proposed to be issued, by the independent auditors to the Company.

         The meeting with the internal auditors should include a review of the responsibilities, budget and staffing of the Company's internal audit function as well as the internal auditors' independence and authority, reporting obligations, proposed internal audit plan for the coming year and coordination of the plan with the independent auditor. The internal auditors should also present a summary of findings for completed internal audits and progress reports on current internal audit plans, with explanations for any deviations from the plan;

     o Obtain and review, at least annually, a report by the independent auditors describing the firm's internal quality control procedures, and any material issues raised by the most recent internal quality control review of the firm or by any governmental or professional investigation within the preceding five years with respect to any audit conducted by the firm and steps taken by firm to deal with such issues;

     o Evaluate on an annual basis the qualifications, performance and independence of the independent auditors, based on the Committee's review of the independent auditors' report and the performance of the independent auditors throughout the year. In making its evaluation, the Audit Committee should take into consideration the opinion of management and the Company's internal auditors. In conjunction with this evaluation, the Committee shall review the independent auditors' lead partner and consider whether the Company should regularly rotate firms to assure continuing auditors' independence. The Committee shall present to the Board of Directors its conclusions with respect to the independent auditors;

     o At least annually, review and approve all relationships between the independent auditors and the Company, other than the audit of the financial statements with a view toward ensuring the objectivity and independence of the independent auditors in this regard. The Committee will set clear hiring policies with respect to employees or former employees of the independent auditors by the Company to ensure that there is no direct or indirect adverse effect on the independence of the independent auditors due to the potentiality of future employment by the Company of such personnel;

     o Establish procedures for the receipt, retention and treatment of complaints and concerns received by the Company regarding accounting, internal controls and auditing matters and for the confidential, anonymous submission of such complaints and concerns by employees of the Company; and

     o Establish procedures for the receipt, retention and treatment of reports of evidence of a material violation made by attorneys appearing and practicing before the SEC in the representation of the Company or any of its subsidiaries, or reports made by the Company's chief executive officer or general counsel in relation thereto.

     o As requested by the Board from time to time, review with management significant financial matters affecting the Company, whether or not related to a review of the quarterly or annual financial statements (which reviews may include, among other things, discussion of such matters as the Company's interim operating results versus planned results, management's plan regarding the Company's business combination strategies, regulatory audit results or the Company's capital financing alternatives).

     o Prepare the report of the Committee as required by the rules and regulations of the Securities and Exchange Commission to be included in the Company's proxy materials and submit reports of all meetings of the Committee to, and discuss matters covered at each meeting with, the Board of Directors. The reports to the Board of Directors should include a review of any issues related to the quality and the integrity of the Company's financial statements, its compliance with legal and regulatory requirements and the performance of the independent auditors and the internal auditors.

ANNUAL REVIEW

         The Committee shall annually perform a review and evaluation of the performance of the Committee and its members and report its conclusions to the Board of Directors. In addition, the Committee shall assess the adequacy of the Charter and the Committee's own performance under the Charter. The Committee will determine whether any changes to the Charter are advisable or any corrective actions should be undertaken to correct any deficiencies or weaknesses noted in the review and evaluation. The Committee shall present any amendments to the Charter or corrective actions that the Committee deems necessary or appropriate to the Board of Directors for its approval.

ADOPTION AND PUBLICATION

          The Charter shall be published on the Company's Internet website, filed with the Securities and Exchange Commission at least every three years in accordance with applicable regulations and otherwise be filed or reported as may be required by law.

                                   * * * * *

[REHABCARE LOGO]

                          000004       000000000.000000 ext   000000000.000000 ext
MR A SAMPLE                            000000000.000000 ext   000000000.000000 ext
DESIGNATION (IF ANY)                   000000000.000000 ext   000000000.000000 ext
ADD 1
ADD 2
ADD 3
ADD 4
ADD 5
ADD 6


                                    ELECTRONIC VOTING INSTRUCTIONS

                                    YOU CAN VOTE BY INTERNET OR TELEPHONE!
                                    AVAILABLE 24 HOURS A DAY, 7 DAYS A WEEK!

                                    Instead of mailing your proxy, you may
                                    choose one of the two voting methods
                                    outlined below to vote your proxy.

                                    VALIDATION DETAILS ARE LOCATED BELOW IN
                                    THE TITLE BAR.

                                    PROXIES SUBMITTED BY TELEPHONE OR THE
                                    INTERNET MUST BE RECEIVED BY 1:00 A.M.,
                                    CENTRAL DAYLIGHT SAVINGS TIME, ON MAY 1,
                                    2007.

                                             VOTE BY INTERNET
                                             o Log on to the Internet and go
                                    [PHOTO]    to www.investorvote.com
                                             o Follow the steps outlined on
                                               the secured website.

                                             VOTE BY TELEPHONE
                                             o Call toll free 1-800-652-VOTE
                                               (8683) within the United States,
                                    [PHOTO]    Canada & Puerto Rico any time on
                                               a touch tone telephone. There is
                                               NO CHARGE to you for the call.
                                             o Follow the instructions
                                               provided by the recorded message.

Using a BLACK INK pen, mark your
        ---------
votes with an X as shown in this  [X]
example. Please do not write
outside the designated areas.

-------------------------------------------------------------------------------
                                                                         -----
ANNUAL MEETING PROXY CARD                 123456       C0123456789       12345
                                                       -----------       -----
-------------------------------------------------------------------------------
IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE
                                       --
PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.

PROPOSAL 1 -- ELECTION OF DIRECTORS (FOR TERM EXPIRING IN 2008)
The Board of Directors has proposed and recommends a vote "FOR" the following:



                                 FOR  WITHHOLD                               FOR  WITHHOLD                            FOR  WITHHOLD
01 - Colleen Conway-Welch, Ph.D. [ ]    [ ]     02 - Anthony S. Piszel, CPA  [ ]    [ ]    03 - Suzan L. Rayner, MD   [ ]    [ ]

04 - Harry E. Rich               [ ]    [ ]     05 - John H. Short, Ph.D.    [ ]    [ ]    06 - Larry Warren          [ ]    [ ]

07 - Theodore M. Wight           [ ]    [ ]

PROPOSAL 2 -- RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM The Board of Directors has proposed and recommends a vote "FOR" the following:

                                          FOR   AGAINST ABSTAIN
Ratification of the appointment of KPMG   [ ]     [ ]     [ ]       The proxies are authorized to vote upon
LLP as RehabCare's independent                                      such other matters as may properly come
registered public accounting firm for                               before the meeting or any adjournment
the fiscal year ending December 31,                                 thereof in such manner as said proxies
2007.                                                               shall determine in their sole
                                                                    discretion.

NON-VOTING ITEMS
CHANGE OF ADDRESS -- Please print new address below.

                                                                           MEETING ATTENDANCE
                                                                           Mark box to the
------------------------------------------------------------------------   right if you plan to  [ ]
                                                                           attend the Annual
------------------------------------------------------------------------   Meeting.

AUTHORIZED SIGNATURES -- THIS SECTION MUST BE COMPLETED FOR YOUR VOTE TO BE COUNTED. -- DATE AND SIGN BELOW

Please sign this proxy card exactly as your shares are registered. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If more than one person holds the power to vote the same shares, any one of them may sign this proxy card. If the shareholder is a corporation, this proxy card must be signed by a duly authorized officer of the shareholder.


       Date (mm/dd/yyyy) --                       Signature 1 --                           Signature 2 --
     Please print date below.          Please keep signature within the box.   Please keep signature within the box.
------------------------------------  --------------------------------------  --------------------------------------
             /         /
------------------------------------  --------------------------------------  --------------------------------------

                                      C 1234567890        J N T               MR A SAMPLE (THIS AREA IS SET UP TO
                                                                              ACCOMMODATE 140 CHARACTERS) MR A SAMPLE
                                      1 U P X   0 1 2 5 5 0 1                 AND MR A SAMPLE AND MR A SAMPLE AND MR A
                                                                              SAMPLE AND MR A SAMPLE AND MR A SAMPLE
                                                                              AND MR A SAMPLE AND MR A SAMPLE AND

IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE
                                       --
PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.
---------------------------------------------------------------------------

[REHABCARE LOGO]

-------------------------------------------------------------------------------
PROXY - REHABCARE GROUP, INC.
-------------------------------------------------------------------------------

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby nominates, constitutes and appoints John H. Short, Ph.D. and David B. Groce (or such other person as is designated by the Board of Directors of RehabCare Group, Inc. ("RehabCare")) (the "Proxies"), or either of them, with full power to act alone, true and lawful attorney(s), with full power of substitution, for the undersigned and in the name, place and stead of the undersigned to vote as designated on the reverse side all of the shares of common stock, $0.01 par value, of RehabCare entitled to be voted by the undersigned at the Annual Meeting of Stockholders to be held on May 1, 2007 and at any adjournments or postponements thereof.

This proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" ALL THE NAMED NOMINEES FOR DIRECTOR AND "FOR" THE RATIFICATION OF THE APPOINTMENT OF KPMG, LLP AS REHABCARE'S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDED DECEMBER 31, 2007.

The undersigned acknowledges receipt of the 2006 Annual Report to Stockholders and the Notice of Annual Meeting and the Proxy Statement. Please mark, sign, date and return the Proxy Card promptly using the enclosed envelope.

(SEE REVERSE SIDE TO VOTE)

[REHABCARE LOGO]






















Using a BLACK INK pen, mark your
        ---------
votes with an X as shown in this
example. Please do not write
outside the designated areas.     [X]

-------------------------------------------------------------------------------
ANNUAL MEETING PROXY CARD
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PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE
ENCLOSED ENVELOPE.
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PROPOSAL 1 -- ELECTION OF DIRECTORS (FOR TERM EXPIRING IN 2008)
The Board of Directors has proposed and recommends a vote "FOR" the following:


                                 FOR  WITHHOLD                               FOR  WITHHOLD                            FOR  WITHHOLD
01 - Colleen Conway-Welch, Ph.D. [ ]    [ ]     02 - Anthony S. Piszel, CPA  [ ]    [ ]    03 - Suzan L. Rayner, MD   [ ]    [ ]

04 - Harry E. Rich               [ ]    [ ]     05 - John H. Short, Ph.D.    [ ]    [ ]    06 - Larry Warren          [ ]    [ ]

07 - Theodore M. Wight           [ ]    [ ]

PROPOSAL 2 -- RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM The Board of Directors has proposed and recommends a vote "FOR" the following:

                                          FOR   AGAINST ABSTAIN
Ratification of the appointment of KPMG   [ ]     [ ]     [ ]       The proxies are authorized to vote upon
LLP as RehabCare's independent                                      such other matters as may properly come
registered public accounting firm for                               before the meeting or any adjournment
the fiscal year ending December 31,                                 thereof in such manner as said proxies
2007.                                                               shall determine in their sole
                                                                    discretion.

AUTHORIZED SIGNATURES -- THIS SECTION MUST BE COMPLETED FOR YOUR VOTE TO BE COUNTED. -- DATE AND SIGN BELOW
Please sign this proxy card exactly as your shares are registered. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If more than one person holds the power to vote the same shares, any one of them may sign this proxy card. If the shareholder is a corporation, this proxy card must be signed by a duly authorized officer of the shareholder.


       Date (mm/dd/yyyy) --                       Signature 1 --                           Signature 2 --
     Please print date below.          Please keep signature within the box.   Please keep signature within the box.
------------------------------------  --------------------------------------  --------------------------------------
             /         /
------------------------------------  --------------------------------------  --------------------------------------

                                             1 U P X   0 1 2 5 5 0 2


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PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE
ENCLOSED ENVELOPE.
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[REHABCARE LOGO]

===============================================================================
PROXY - REHABCARE GROUP, INC.
===============================================================================

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby nominates, constitutes and appoints John H. Short, Ph.D. and David B. Groce (or such other person as is designated by the Board of Directors of RehabCare Group, Inc. ("RehabCare")) (the "Proxies"), or either of them, with full power to act alone, true and lawful attorney(s), with full power of substitution, for the undersigned and in the name, place and stead of the undersigned to vote as designated on the reverse side all of the shares of common stock, $0.01 par value, of RehabCare entitled to be voted by the undersigned at the Annual Meeting of Stockholders to be held on May 1, 2007 and at any adjournments or postponements thereof.

This proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" ALL THE NAMED NOMINEES FOR DIRECTOR AND "FOR" THE RATIFICATION OF THE APPOINTMENT OF KPMG, LLP AS REHABCARE'S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDED DECEMBER 31, 2007.

The undersigned acknowledges receipt of the 2006 Annual Report to Stockholders and the Notice of Annual Meeting and the Proxy Statement. Please mark, sign, date and return the Proxy Card promptly using the enclosed envelope.

(SEE REVERSE SIDE TO VOTE)